UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-24079

S
tepStone Private Credit Co-Investment Fund

(Exact name of registrant as specified in charter)
277 Park Avenue, 44th Floor
New York, New York 10172

(Address of principal executive offices) (Zip code)
Ariel Goldblatt Chief Executive Officer
StepStone Group Private Debt LLC
277 Park Avenue, 44th Floor
New York, New York 10172

(Name and address of agent for service)
Registrant’s telephone number, including area code:212-351-6100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

ITEM 1. REPORTS TO STOCKHOLDERS.
(a)
The Report to Shareholders is attached herewith.

StepStone Private Credit Co-Investment Fund

Financial Statements
For the Period June 12, 2025* through December 31, 2025
Annual Report

* The Fund commenced operations on June 12, 2025. See Note 1 in the accompanying notes to financial statements.

StepStone Private Credit Co-Investment Fund

Table of Contents
For the Period Ended December 31, 2025*

* The Fund commenced operations on June 12, 2025. See Note 1 in the accompanying notes to financial statements.

StepStone Private Credit Co-Investment Fund

Manager's Discussion and Analysis of Fund Performance (unaudited)
December 31, 2025

Introduction
Stepstone Private Credit Co-Investment Fund (the “Fund”) is a private credit, direct lending solution that seeks to generate current income and, to a lesser extent, long-term capital appreciation. The Fund launched in June 2025 and maintains a strategy of investing in private credit assets via direct loans, specialty credit, and investment funds. The Fund offers access to top-tier private credit investments with exposure that varies across sectors, markets, investment partners and borrowers with a focus on managing risk and targeting attractive risk-adjusted returns.
The Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), often referred to as a “private investment fund,” with those of a registered closed-end investment fund. The Fund is similar to a private investment fund in that it is actively managed and shares of beneficial interest of the Fund ("Shares") are sold in private placements solely to Eligible Investors (as defined in the Fund's confidential private placement memorandum (the "Memorandum")). Unlike many private investment funds, however, the Fund, as a registered closed-end investment fund, can offer Shares without limiting the number of Eligible Investors that can participate in its investment program. The Fund intends to raise equity capital through private placements of its Shares on a continuous basis by holding multiple closings at which it will accept Capital Commitments (as defined in the Memorandum) to purchase Shares from investors, pursuant to which arrangements investors will be required to fund drawdowns to purchase Shares up to the amount of their respective Capital Commitments each time the Fund delivers a drawdown notice. The policy of the Fund is not to hold an annual meeting of Fund Shareholders ("Shareholders") unless a meeting is required to be held under the 1940 Act.
Investment Activity, Performance and Benchmark
As of December 31, 2025, the Fund has invested in 194 positions with 84 borrowers and reached assets under management of $205 million.
The Fund deploys capital daily into direct lending strategies primarily through private investments in secured debt securities. Interest income totaled $6,375,752 for the period from June 12, 2025 to December 31, 2025, and was the primary driver of the Fund’s total return.
Contributions to the Fund’s performance were led by exposure to direct lending floating rate debt securities. There were no material detractors from the Fund’s performance over the period.
Liquidity
We believe the Fund has ample liquidity to meet its obligations and is well-positioned to execute on investment opportunities in fiscal year 2026.
The Fund has no leverage as of December 31, 2025.
The Fund has not yet commenced its share repurchase program as of December 31, 2025. No sooner than two years following commencement of operations, and subject to market conditions and the discretion of the Fund's Board of Trustees (the "Board"), the Fund may commence a share repurchase program in which we intend to offer to repurchase, in each quarter, up to 5% of our Shares outstanding (either by number of shares or aggregate net asset value ("NAV")) as of the close of the previous calendar quarter. Our Board may amend or suspend the share repurchase program at any time if in its reasonable judgment it deems such action to be in the Fund’s best interest and the best interest of Shareholders. As a result, share repurchases may not be available each quarter, such as when a repurchase offer would place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund that would outweigh the benefit of the repurchase offer. We intend to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Securities Exchange Act of 1934, as amended, and the 1940 Act. All Shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued Shares.

StepStone Private Credit Co-Investment Fund

Manager's Discussion and Analysis of Fund Performance (unaudited)
December 31, 2025

Investment Approach
The Fund seeks to offer investors access to a broadly diversified private credit strategy focused on senior secured direct lending, using a multi-lender approach, whereby StepStone Group Private Debt LLC (the "Adviser") utilizes a variety of investment partners to source investment opportunities for the Fund.
This commentary reflects the viewpoints of the Adviser as of December 31, 2025 and is not intended as a forecast or guarantee of future results.

Annual Total Return as of December 31, 2025 1
Since Inception 2
StepStone Private Credit Co-Investment Fund	4.11%
Morningstar LSTA US Leveraged Loan Index 3	3.61%

Performance of a $1,000,000 Investment
StepStone Private Credit Co-Investment Fund - $1,041,100
Morningstar LSTA US Leveraged Loan Index - $1,036,068
$1,050,000
$1,038,000
$1,026,000
$1,014,000
$1,002,000
$990,000
6/16/2025
6/30/2025
9/30/2025
12/31/2025

The chart above represents the hypothetical growth of a $1,000,000 investment in the Fund. The performance data quoted herein represents past performance, and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance does not predict future performance. The Fund’s performance assumes the reinvestment of dividends. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance is cumulative and represents the percent change in NAV and assumes reinvestment of all distributions pursuant to the Fund’s distribution reinvestment plan.

The date of inception is June 12, 2025.
3
The Morningstar LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market. The index is the Fund's primary benchmark. The inception to date return shown is from June 16, 2025 to December 31, 2025 to match the inception of the Fund.

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of StepStone Private Credit Co-Investment Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of StepStone Private Credit Co-Investment Fund (the “Fund”), including the schedule of investments, as of December 31, 2025, and the related statements of operations, changes in net assets and cash flows for the period from June 12, 2025 (commencement of operations) through December 31, 2025, the financial highlights for the period from June 12, 2025 (commencement of operations) through December 31, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2025, and the results of its operations, the changes in its net assets, its cash flows, and its financial highlights for the period from June 12, 2025 (commencement of operations) through December 31, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and in accordance with the relevant ethical requirements relating to our audit.

We conducted our audit in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian and syndication agents; when replies were not received from the syndication agents, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more StepStone Group LP investment companies since 2020.
New York, New York
February 27, 2026

StepStone Private Credit Co-Investment Fund
Schedule of Investments
December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK Rate	Reference Rate / Floor	Spread	Maturity Date	Principal Amount	Cost	Fair Value	Footnotes
Direct Lending - Non-controlled/Non-affliated - 97.0% of NAV									1,2,3,4,5
Senior Secured Loans - Europe - 2.2% of NAV
Clarion Events Limited	Term Loan	8.76%	3M SOFR / 0.00%	5.00%	11/12/2032	$914,733	$905,817	$905,586	6
Quotient Sciences	Term Loan	9.45%	6M SOFR / 0.00%	5.25%	11/4/2029	948,378	948,378	948,378	6
Quotient Sciences	Term Loan	9.45%	6M SOFR / 0.00%	5.25%	11/4/2029	2,587,946	2,587,946	2,587,946	6
Total Direct Lending - Senior Secured Loans -Europe							$4,442,141	$4,441,910
Senior Secured Loans - North America - 94.8% of NAV
Alkeme Intermediary Holdings, LLC	Delayed Draw Term Loan	8.75%	1M SOFR / 1.00%	5.00%	5/28/2027	$1,232,855	$710,838	$711,303	6,7
Alkeme Intermediary Holdings, LLC	Revolver Loan	0.50%	3M SOFR / 1.00%	0.50%	5/28/2027	74,001	(258)	(266)	6,7,8
Aprio Advisory Group, LLC	Delayed Draw Term Loan	0.50%	3M SOFR / 0.00%	0.50%	8/1/2031	3,315,509	(32,995)	(32,995)	6,7,8
Aprio Advisory Group, LLC	Revolver Loan	0.50%	3M SOFR / 0.00%	0.50%	8/1/2031	288,305	(2,870)	(2,870)	6,7,8
Aptive Environmental, LLC	Delayed Draw Term Loan	1.00%	3M SOFR / 0.75%	1.00%	10/15/2032	65,815	(638)	(658)	6,7,8
Aptive Environmental, LLC	Revolver Loan	0.50%	3M SOFR / 0.75%	0.50%	10/15/2032	131,630	(1,276)	(1,316)	6,7,8
Aptive Environmental, LLC	Term Loan	8.47%	1M SOFR / 0.75%	4.75%	10/15/2032	1,500,579	1,485,836	1,485,574	6
Arcline Liberty Buyer LLC	Delayed Draw Term Loan	0.00%	3M SOFR / 0.00%	0.00%	12/1/2032	202,880	1	(2,029)	6,7,8
Arcline Liberty Buyer LLC	Term Loan	8.62%	1M SOFR / 0.00%	4.75%	12/1/2032	710,081	710,081	702,981	6
Arcline Liberty Buyer LLC	Revolver Loan	0.50%	3M SOFR / 0.00%	0.50%	12/1/2032	135,254	1	(1,353)	6,7,8
Argano, LLC	Delayed Draw Term Loan	1.00%	3M SOFR / 0.00%	1.00%	9/13/2029	1,926,352	(18,848)	(19,264)	6,7,8
Axis Portable Air LLC	Delayed Draw Term Loan	0.50%	3M SOFR / 1.00%	0.50%	12/31/2030	985,961	(7,243)	(7,395)	6,7,8
Axis Portable Air LLC	Term Loan	8.67%	3M SOFR / 1.00%	5.00%	12/31/2030	492,981	489,375	489,283	6
Axis Portable Air LLC	Revolver Loan	0.50%	3M SOFR / 1.00%	0.50%	3/22/2028	328,654	(2,355)	(2,465)	6,7,8
Badge 21 Midco Holdings LLC	Delayed Draw Term Loan	1.00%	3M SOFR / 1.00%	1.00%	6/30/2032	878,560	(8,187)	(14,408)	6,7,8
Badge 21 Midco Holdings LLC	Term Loan	8.42%	3M SOFR / 1.00%	4.75%	6/30/2032	4,767,237	4,720,419	4,722,903	6
Badge 21 Midco Holdings LLC	Revolver Loan	10.75%	PRIME / 1.00%	4.00%	6/30/2032	555,802	36,515	32,570	6,7
BDO USA, P.C. 2025 Term Loan	Term Loan	4.50%	3M SOFR / 2.00%	4.50%	8/31/2028	28,104	27,835	27,823	6
Bridgepointe Technologies, LLC	Delayed Draw Term Loan	8.74%	6M SOFR / 1.00%	5.00%	12/31/2027	3,387,982	3,325,633	3,329,844	6,7
Bridgepointe Technologies, LLC	Delayed Draw Term Loan	0.50%	3M SOFR / 1.00%	0.50%	12/31/2027	3,387,982	(27,188)	(22,699)	6,7,8
Choice Financial Group Acquisition, Inc.	Delayed Draw Term Loan	1.00%	3M SOFR / 1.00%	1.00%	10/15/2027	977,123	(9,070)	(9,771)	6,7,8
Cooper’s Hawk Intermediate Holding, LLC	Term Loan	9.32%	3M SOFR / 0.75%	5.50%	7/29/2031	3,299,768	3,252,724	3,246,972	6
Cooper’s Hawk Intermediate Holding, LLC	Delayed Draw Term Loan	1.00%	3M SOFR / 0.75%	1.00%	7/29/2031	471,395	(7,039)	(7,542)	6,7,8
Cooper’s Hawk Intermediate Holding, LLC	Revolver Loan	9.23%	1M SOFR / 0.75%	5.50%	7/29/2031	299,979	38,608	38,054	6,7
Crete PA Holdco, LLC	Revolver Loan	0.50%	3M SOFR / 1.00%	0.50%	11/26/2030	314,681	(1,542)	(1,573)	6,7,8
Crete PA Holdco, LLC	Delayed Draw Term Loan	1.00%	3M SOFR / 1.00%	1.00%	11/26/2030	4,195,748	(20,589)	(20,979)	6,7,8
CRH Healthcare Purchaser, Inc.	Delayed Draw Term Loan	1.00%	3M SOFR / 1.00%	1.00%	9/17/2031	844,131	(683)	(4,389)	6,7,8
CRH Healthcare Purchaser, Inc.	Revolver Loan	0.50%	3M SOFR / 1.00%	0.50%	9/17/2031	337,652	(1,883)	(1,756)	6,7,8
CRH Healthcare Purchaser, Inc.	Term Loan	8.92%	3M SOFR / 1.00%	5.25%	9/17/2031	3,704,892	3,684,317	3,685,626	6

StepStone Private Credit Co-Investment Fund
Schedule of Investments
December 31, 2025

StepStone Private Credit Co-Investment Fund
Schedule of Investments (continued)
December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK Rate	Reference Rate / Floor	Spread	Maturity Date	Principal Amount	Cost	Fair Value	Footnotes
CT Technologies Intermediate Holdings, Inc.	Term Loan	8.47%	1M SOFR / 0.75%	4.75%	9/2/2031	$1,524,114	$1,520,813	$1,520,304	6
CT Technologies Intermediate Holdings, Inc.	Delayed Draw Term Loan	0.00%	6M SOFR / 0.75%	0.00%	9/2/2031	104,462	-	(261)	6,7,8
CUB Financing Intermediate, LLC	Delayed Draw Term Loan	1.00%	3M SOFR / 0.00%	1.00%	6/20/2030	1,766,465	(17,598)	(17,665)	6,7,8
DCCM, LLC	Delayed Draw Term Loan	0.75%	3M SOFR / 0.75%	0.75%	6/24/2032	2,291,694	(21,272)	(19,250)	6,7,8
DCCM, LLC	Term Loan	8.47%	1M SOFR / 0.75%	4.75%	6/24/2032	4,674,483	4,630,006	4,635,218	6
DCCM, LLC	Revolver Loan	4.25%	3M SOFR / 0.75%	4.25%	6/24/2032	916,678	(8,482)	(7,700)	6,7,8
DecisionPoint Technologies, Inc.	Delayed Draw Term Loan	9.44%	3M SOFR / 1.00%	5.75%	8/31/2029	2,222,568	2,207,600	2,200,342	6
DecisionPoint Technologies, Inc.	Term Loan	9.81%	3M SOFR / 1.00%	5.75%	8/31/2029	982,334	975,686	972,510	6
Denali Intermediate Holdings, Inc.	Term Loan	9.23%	1M SOFR / 0.00%	5.50%	8/26/2032	4,382,532	4,339,550	4,338,706	6
Denali Intermediate Holdings, Inc.	Revolver Loan	5.00%	3M SOFR / 0.75%	5.00%	8/26/2032	438,253	(4,182)	(614)	6,7,8
Denali Topco LLC	Delayed Draw Term Loan	0.75%	3M SOFR / 0.75%	0.75%	8/26/2032	2,729,065	-	-	6,7,8
Denali Topco LLC	Term Loan	8.59%	3M SOFR / 0.75%	4.75%	8/26/2032	9,278,819	9,278,819	9,278,819	6
Denali Topco LLC	Revolver Loan	0.50%	3M SOFR / 0.75%	0.50%	8/26/2032	1,309,951	-	-	6,7,8
Designs for Health, Inc.	Revolver Loan	0.50%	3M SOFR / 0.75%	0.50%	10/16/2030	350,184	(3,372)	(3,502)	6,7,8
Designs for Health, Inc.	Term Loan	8.39%	3M SOFR / 0.75%	6.00%	10/16/2030	1,313,188	1,300,572	1,300,056	6
DigiCert, Inc.	Revolver Loan	0.50%	3M SOFR / 0.75%	0.50%	7/10/2030	577,414	(7,909)	(8,603)	6,7,8
DigiCert, Inc.	Term Loan	9.47%	1M SOFR / 0.75%	5.75%	7/10/2030	7,980,798	7,868,375	7,861,885	6
Diversis Tempo HoldCo, LLC	Term Loan	10.25%	3M SOFR / 0.75%	6.25%	8/22/2031	2,564,328	2,533,370	2,534,582	6
Durare Bidco, LLC	Delayed Draw Term Loan	0.50%	3M SOFR / 0.50%	0.50%	8/9/2032	966,300	(4,587)	(14,108)	6,7,8
Durare Bidco, LLC	Term Loan	8.62%	3M SOFR / 0.50%	4.75%	8/9/2032	3,671,938	3,671,938	3,671,938	6
Durare Bidco, LLC	Revolver Loan	0.50%	3M SOFR / 0.50%	0.50%	8/9/2032	463,824	43	-	6,7,8
Elder Care Opco LLC	Delayed Draw Term Loan	0.75%	3M SOFR / 1.50%	0.75%	7/31/2030	656,772	(5,302)	(5,714)	6,7,8
Elder Care Opco LLC	Term Loan	8.67%	3M SOFR / 1.50%	5.00%	7/31/2030	1,054,119	1,045,156	1,044,948	6
Elder Care Opco LLC	Revolver Loan	0.50%	3M SOFR / 1.50%	0.50%	7/31/2030	197,032	(1,587)	(1,714)	6,7,8
Empower Payments Investor, LLC	Delayed Draw Term Loan	1.00%	3M SOFR / 0.75%	1.00%	3/12/2031	665,162	(6,388)	(6,652)	6,7,8
Empower Payments Investor, LLC	Term Loan	8.37%	3M SOFR / 0.75%	4.50%	3/12/2031	2,211,662	2,190,420	2,189,545	6
EVDR Purchaser, Inc.	Term Loan	8.23%	1M SOFR / 0.75%	4.50%	2/14/2031	210,022	209,231	208,972	6

StepStone Private Credit Co-Investment Fund
Schedule of Investments (continued)
December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK Rate	Reference Rate / Floor	Spread	Maturity Date	Principal Amount	Cost	Fair Value	Footnotes
Force Electrical Buyerco, LLC	Delayed Draw Term Loan	8.26%	3M SOFR / 0.75%	4.50%	10/21/2032	471,432	443	314	6,7
Force Electrical Buyerco, LLC	Revolver Loan	10.25%	PRIME / 0.75%	3.50%	10/21/2032	94,286	17,939	17,914	6,7
Force Electrical Buyerco, LLC	Term Loan	8.37%	1M SOFR / 0.75%	4.50%	10/21/2032	276,573	273,904	273,808	6
Fullsteam Operations LLC	Delayed Draw Term Loan	1.00%	3M SOFR / 0.75%	1.00%	8/8/2031	316,001	(2,975)	(3,034)	6,7,8
Fullsteam Operations LLC	Term Loan	9.11%	3M SOFR / 0.75%	5.25%	8/8/2031	948,003	938,847	938,902	6
Fullsteam Operations LLC	Revolver Loan	0.50%	3M SOFR / 0.75%	0.50%	8/8/2031	105,334	(988)	(1,011)	6,7,8
GC Waves Holdings, Inc.	Delayed Draw Term Loan	8.22%	1M SOFR / 0.75%	4.50%	10/4/2030	262,304	12,122	12,034	6,7
GMF Parent, Inc.	Term Loan	8.20%	3M SOFR / 0.00%	4.50%	12/20/2032	461,666	457,087	457,050	6
GMF Parent, Inc.	Delayed Draw Term Loan	1.00%	3M SOFR / 0.00%	1.00%	12/20/2032	130,047	(1,294)	(1,300)	6,7,8
GMF Parent, Inc.	Delayed Draw Term Loan	1.00%	3M SOFR / 0.00%	1.00%	12/20/2032	117,042	(1,164)	(1,170)	6,7,8
GMF Parent, Inc.	Revolver Loan	4.00%	3M SOFR / 0.00%	4.00%	12/20/2032	71,526	(712)	(715)	6,7,8
Greenwood Operating Group, LLC	Term Loan	9.22%	1M SOFR / 1.00%	5.50%	5/7/2031	994,856	974,963	974,959	6
Greenwood Operating Group, LLC	Revolver Loan	0.50%	3M SOFR / 1.00%	0.50%	5/7/2031	375,417	(7,504)	(7,508)	6,7,8
Guava Buyer LLC	Delayed Draw Term Loan	9.36%	1M SOFR / 1.00%	5.50%	8/12/2032	$714,921	$300,036	$299,670	6,7
Guava Buyer LLC	Term Loan	9.34%	3M SOFR / 1.00%	5.50%	8/12/2032	6,051,181	5,933,210	5,932,578	6
Guava Buyer LLC	Revolver Loan	9.34%	3M SOFR / 1.00%	5.50%	8/12/2030	716,498	235,076	234,342	6,7
Hardenbergh Group, Inc.	Term Loan	10.27%	3M SOFR / 2.00%	6.50%	8/7/2028	148,342	146,888	146,858	6
Hardenbergh Group, Inc.	Term Loan	10.27%	3M SOFR / 2.00%	6.50%	8/7/2028	642,170	636,293	636,069	6
Harris & Co. LLC	Delayed Draw Term Loan	1.00%	3M SOFR / 1.00%	1.00%	8/9/2030	11,115,642	(77,417)	(82,256)	6,7,8
Harris & Co. LLC	Revolver Loan	8.72%	1M SOFR / 1.00%	5.00%	8/9/2030	837,122	161,621	161,230	6,7
Ideal Components Acquisition, LLC	Delayed Draw Term Loan	1.00%	6M SOFR / 0.75%	1.00%	6/30/2032	772,211	(7,217)	(6,255)	6,7,8
Ideal Components Acquisition, LLC	Term Loan	8.67%	3M SOFR / 0.75%	5.00%	6/30/2032	4,193,752	4,152,566	4,159,782	6
Ideal Components Acquisition, LLC	Revolver Loan	8.72%	1M SOFR / 0.75%	5.00%	6/30/2032	643,510	79,821	80,589	6,7
KabaFusion Parent LLC	Term Loan	8.42%	3M SOFR / 0.75%	4.75%	11/24/2031	1,994,452	1,994,452	1,994,452	6
LeadVenture, Inc.	Delayed Draw Term Loan	8.42%	3M SOFR / 0.75%	4.75%	6/23/2032	1,037,836	334,701	336,722	6,7
LeadVenture, Inc.	Term Loan	8.42%	3M SOFR / 0.75%	4.75%	6/23/2032	5,439,503	5,400,380	5,412,305	6
LeadVenture, Inc.	Revolver Loan	8.57%	3M SOFR / 0.75%	4.75%	6/23/2032	519,346	100,251	101,273	6,7

StepStone Private Credit Co-Investment Fund
Schedule of Investments (continued)
December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK Rate	Reference Rate / Floor	Spread	Maturity Date	Principal Amount	Cost	Fair Value	Footnotes
Lighthouse Technologies Holding Corp.	Term Loan	8.72%	1M SOFR / 0.00%	5.00%	12/31/2029	4,293,475	4,272,513	4,272,007	6
Lighthouse Technologies Holding Corp.	Revolver Loan	0.50%	3M SOFR / 0.00%	0.50%	12/31/2029	291,544	(1,396)	(1,458)	6,7,8
Lindstrom, LLC	Revolver Loan	9.20%	6M SOFR / 0.00%	5.50%	12/30/2032	218,532	76,817	76,814	6,7
Lindstrom, LLC	Term Loan	9.20%	6M SOFR / 0.00%	5.50%	12/30/2032	1,480,557	1,458,365	1,458,348	6
LJ Avalon Holdings, LLC	Delayed Draw Term Loan	8.29%	3M SOFR / 1.00%	4.50%	2/1/2030	2,230,147	368,317	365,471	6,7
LJ Avalon Holdings, LLC	Revolver Loan	4.00%	3M SOFR / 1.00%	4.50%	2/1/2029	446,420	(3,954)	(4,643)	6,7,8
Med Learning Group, LLC	Delayed Draw Term Loan	1.00%	3M SOFR / 1.00%	1.00%	12/30/2027	349,839	(2,884)	(2,659)	6,7,8
Med Learning Group, LLC	Term Loan	9.42%	1M SOFR / 1.00%	5.75%	12/30/2027	2,993,569	2,967,581	2,965,728	6
Medrina, LLC	Delayed Draw Term Loan	9.70%	3M SOFR / 1.00%	6.00%	10/20/2029	1,189,311	193,676	192,838	6,7
Medrina, LLC	Term Loan	9.72%	1M SOFR / 1.00%	6.00%	10/20/2029	2,038,820	2,009,199	2,008,237	6
MoboTrex, LLC	Delayed Draw Term Loan	8.67%	3M SOFR / 1.00%	5.00%	6/6/2031	374,233	59,300	59,209	6,7
MoboTrex, LLC	Revolver Loan	8.69%	3M SOFR / 1.00%	5.00%	6/7/2030	106,924	13,482	13,455	6,7
MoboTrex, LLC	Term Loan	8.67%	3M SOFR / 1.00%	5.00%	6/7/2030	561,349	557,326	557,139	6
Moonlight Parent, Inc.	Delayed Draw Term Loan	0.00%	3M SOFR / 0.75%	0.00%	9/9/2032	732,202	(6,998)	(7,176)	6,7,8
Moonlight Parent, Inc.	Term Loan	8.57%	3M SOFR / 0.75%	4.75%	9/9/2032	2,709,148	2,683,437	2,682,598	6
Moonlight Parent, Inc.	Revolver Loan	0.50%	3M SOFR / 0.75%	0.50%	9/9/2032	439,321	(4,193)	(4,305)	6,7,8
mPulse Mobile, Inc.	Delayed Draw Term Loan	1.00%	3M SOFR / 0.75%	1.00%	8/26/2032	550,831	(3,940)	(4,131)	6,7,8
mPulse Mobile, Inc.	Revolver Loan	0.50%	3M SOFR / 0.75%	0.50%	8/26/2032	826,246	(5,903)	(6,197)	6,7,8
mPulse Mobile, Inc.	Term Loan	8.42%	3M SOFR / 0.75%	4.75%	8/26/2032	5,783,721	5,741,282	5,740,343	6
NS and Associates LLC	Term Loan	9.07%	1M SOFR / 1.00%	5.25%	8/6/2030	7,731,212	7,676,578	7,673,227	6
NS and Associates LLC	Revolver Loan	0.50%	3M SOFR / 1.00%	0.50%	8/6/2030	696,161	(4,819)	(5,221)	6,7,8
OSR Opco LLC	Revolver Loan	9.44%	3M SOFR / 0.00%	5.75%	3/15/2029	560,463	297,821	297,746	6,7
OSR Opco LLC	Term Loan	9.23%	3M SOFR / 0.00%	6.00%	3/15/2029	1,677,185	1,660,624	1,660,413	6
Owl Cyber Defense Solutions, LLC	Delayed Draw Term Loan	9.47%	1M SOFR / 1.00%	5.75%	9/11/2029	789,760	778,733	778,230	6
Packaging Coordinators Midco, Inc.	Delayed Draw Term Loan	0.00%	1M SOFR / 0.75%	0.00%	7/9/2032	962,538	(9,323)	(9,625)	6,7,8
Packaging Coordinators Midco, Inc.	Delayed Draw Term Loan	0.00%	6M SOFR / 0.75%	0.00%	7/9/2032	705,903	(5,247)	-	6,7,8
Packaging Coordinators Midco, Inc.	Term Loan	8.59%	3M SOFR / 0.75%	4.50%	7/11/2032	$4,438,992	$4,396,895	$4,416,797	6

StepStone Private Credit Co-Investment Fund
Schedule of Investments (continued)
December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK Rate	Reference Rate / Floor	Spread	Maturity Date	Principal Amount	Cost	Fair Value	Footnotes
Packaging Coordinators Midco, Inc.	Revolver Loan	4.00%	3M SOFR / 0.75%	4.00%	7/9/2032	739,597	(8,053)	(3,698)	6,7,8
Packaging Coordinators Midco, Inc.	Delayed Draw Term Loan	0.00%	1M SOFR / 0.75%	0.00%	7/9/2032	939,062	-	-	6,7,8
Packaging Coordinators Midco, Inc.	Delayed Draw Term Loan	8.59%	6M SOFR / 0.75%	4.75%	7/9/2032	101,749	24,883	25,624	6,7
PAG Holding Corp.	Term Loan	8.42%	3M SOFR / 1.00%	4.75%	12/21/2029	547,756	545,404	545,072	6
Pave America Holding, LLC	Term Loan	6.04% / 2.88%	3M SOFR / 0.75%	5.25%	8/27/2032	2,612,518	2,589,229	2,585,870	10
Pave America Holding, LLC	Delayed Draw Term Loan	9.19%	3M SOFR / 0.75%	4.75%	8/27/2032	901,342	256,783	265,427	6,7
Pave America Holding, LLC	Revolver Loan	8.42%	3M SOFR / 0.75%	4.75%	8/27/2032	676,506	196,493	196,051	6,7
Pediatric Home Respiratory Services, LLC	Term Loan	9.10%	6M SOFR / 0.75%	5.50%	12/23/2030	844,374	842,377	842,263	6
PestCo, LLC	Delayed Draw Term Loan	8.59%	3M SOFR / 1.00%	4.75%	8/6/2030	860,670	219,792	218,782	6,7
PestCo, LLC	Revolver Loan	0.50%	3M SOFR / 1.00%	0.50%	8/6/2030	344,268	(1,594)	(1,997)	6,7,8
PestCo, LLC	Term Loan	8.59%	3M SOFR / 1.00%	4.75%	8/6/2030	3,914,845	3,896,387	3,892,139	6
PGI Parent LLC	Term Loan	8.67%	3M SOFR / 0.00%	5.00%	12/31/2031	475,080	470,333	470,329	6
PGI Parent LLC	Revolver Loan	0.50%	3M SOFR / 0.00%	0.50%	12/31/2031	86,378	(863)	(864)	6,7,8
Play Holdings, Inc.	Term Loan	9.07%	3M SOFR / 0.75%	5.25%	10/29/2031	5,032,641	4,959,193	4,957,152	6
Play Holdings, Inc.	Revolver Loan	8.97%	1M SOFR / 0.75%	5.25%	10/29/2030	311,297	19,417	19,277	6,7
Point Quest Group, Inc.	Delayed Draw Term Loan	1.00%	3M SOFR / 0.75%	1.00%	11/13/2031	127,177	(621)	(636)	6,7,8
Point Quest Group, Inc.	Term Loan	8.59%	3M SOFR / 0.75%	4.75%	11/13/2031	839,365	835,169	835,169	6
Point Quest Group, Inc.	Revolver Loan	0.50%	6M SOFR / 0.75%	0.50%	11/13/2031	76,306	(374)	(382)	6,7,8
Prestige Employee Administrators, LLC	Delayed Draw Term Loan	0.00%	1M SOFR / 0.00%	0.00%	1/14/2030	255,568	(2,555)	(2,556)	6,7,8
Prestige Employee Administrators, LLC	Term Loan	9.41%	1M SOFR / 0.00%	6.00%	1/14/2030	468,542	463,856	463,856	6
Puma Buyer, LLC	Term Loan	7.92%	3M SOFR / 0.50%	4.25%	3/29/2032	3,040,898	3,026,282	3,025,694	6
Puma Buyer, LLC	Revolver Loan	0.38%	3M SOFR / 0.50%	0.38%	3/29/2032	593,925	(2,899)	(2,970)	6,7,8
REP TEC Intermediate Holdings, Inc.	Term Loan	8.60%	3M SOFR / 1.00%	4.75%	5/30/2031	4,962,265	4,938,738	4,937,453	6
REP TEC Intermediate Holdings, Inc.	Revolver Loan	0.50%	3M SOFR / 1.00%	0.50%	5/30/2031	739,537	(3,606)	(3,698)	6,7,8
Rocket Youth Brands HoldCo LLC	Delayed Draw Term Loan	1.00%	3M SOFR / 1.00%	1.00%	6/20/2031	932,812	(4,270)	(5,317)	6,7,8
Rocket Youth Brands HoldCo LLC	Term Loan	8.67%	3M SOFR / 1.00%	5.00%	6/20/2031	932,812	928,423	927,495	6
Rocket Youth Brands HoldCo LLC	Revolver Loan	0.50%	3M SOFR / 1.00%	0.50%	6/20/2031	139,922	(639)	(798)	6,7,8

StepStone Private Credit Co-Investment Fund
Schedule of Investments (continued)
December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK Rate	Reference Rate / Floor	Spread	Maturity Date	Principal Amount	Cost	Fair Value	Footnotes
RPM Purchaser, Inc.	Delayed Draw Term Loan	10.08%	1M SOFR / 2.00%	5.00%	9/11/2028	166,297	68,305	68,423	6,7
SAAB Purchaser, Inc.	Delayed Draw Term Loan	0.50%	3M SOFR / 0.75%	0.50%	11/12/2031	1,485,614	(7,113)	(6,685)	6,7,8
SAAB Purchaser, Inc.	Revolver Loan	0.38%	3M SOFR / 0.75%	0.38%	11/12/2031	198,082	(951)	(891)	6,7,8
SAAB Purchaser, Inc.	Term Loan	8.75%	3M SOFR / 0.75%	4.75%	11/12/2031	1,535,134	1,527,653	1,528,226	6
Salisbury House, LLC	Term Loan	8.73%	6M SOFR / 0.00%	5.00%	8/18/2032	1,701,488	1,693,264	1,692,981	6
Salisbury House, LLC	Delayed Draw Term Loan	1.00%	3M SOFR / 0.00%	1.00%	8/18/2032	342,122	(1,658)	(1,711)	6,7,8
Salisbury House, LLC	Revolver Loan	8.72%	1M SOFR / 0.00%	5.00%	8/18/2032	228,082	33,115	33,072	6,7
Salute Mission Critical, LLC	Term Loan	8.93%	1M SOFR / 1.00%	5.21%	11/30/2029	602,450	599,464	597,931	6
Salute Mission Critical, LLC	Delayed Draw Term Loan	1.00%	3M SOFR / 1.00%	1.00%	11/30/2029	954,897	(4,639)	(2,387)	6,7,8
SkyMark Refuelers, LLC	Delayed Draw Term Loan	8.20%	3M SOFR / 0.00%	4.50%	12/16/2032	912,828	606,440	606,364	6,7
SkyMark Refuelers, LLC	Delayed Draw Term Loan	0.00%	3M SOFR / 0.00%	0.00%	12/16/2032	1,362,430	(13,538)	(13,624)	6,7,8
SkyMark Refuelers, LLC	Revolver Loan	0.50%	3M SOFR / 0.00%	0.50%	12/16/2032	681,215	(6,768)	(6,812)	6,7,8
SkyMark Refuelers, LLC	Term Loan	8.21%	3M SOFR / 0.00%	4.50%	12/16/2032	$2,718,048	$2,691,139	$2,690,867	6
Springline Advisory Intermediate, LLC	Delayed Draw Term Loan	8.79%	3M SOFR / 0.00%	6.00%	1/12/2030	2,175,468	275,416	275,197	6,7
Springline Advisory Intermediate, LLC	Revolver Loan	0.50%	3M SOFR / 0.00%	0.50%	1/12/2030	290,062	(2,148)	(2,175)	6,7,8
Springline Advisory Intermediate, LLC	Term Loan	9.04%	3M SOFR / 0.00%	5.25%	1/12/2030	261,056	259,244	259,098	6
SRP Eagle Buyer Inc	Delayed Draw Term Loan	1.00%	3M SOFR / 0.00%	1.00%	12/8/2031	1,488,550	(14,731)	(14,886)	6,7,8
SRP Eagle Buyer Inc	Term Loan	8.74%	3M SOFR / 0.00%	5.00%	12/8/2031	2,530,535	2,505,541	2,505,230	6
SRP Eagle Buyer Inc	Revolver Loan	0.50%	3M SOFR / 0.00%	0.50%	12/8/2031	595,420	(5,879)	(5,954)	6,7,8
Syndigo LLC	Term Loan	8.82%	3M SOFR / 0.75%	5.00%	9/2/2032	8,892,062	8,808,941	8,794,250	6
Syndigo LLC	Revolver Loan	0.50%	3M SOFR / 0.75%	0.50%	9/2/2032	1,195,170	(11,467)	(13,147)	6,7,8
Truck-Lite Co., LLC	Term Loan	8.48%	1M SOFR / 0.75%	4.75%	2/13/2032	80,282	79,504	77,664	6
Truck-Lite Co., LLC	Delayed Draw Term Loan	8.48%	1M SOFR / 0.75%	4.75%	2/13/2032	775,242	296,134	297,530	6,7
Truck-Lite Co., LLC	Delayed Draw Term Loan	1.00%	3M SOFR / 0.75%	1.00%	2/13/2032	385,182	(5,338)	(4,353)	6,7,8
U.S. Urology Partners, LLC	Delayed Draw Term Loan	1.00%	3M SOFR / 0.75%	1.00%	4/8/2032	1,687,164	(20,417)	(21,090)	6,7,8
Upland Software, Inc.	Revolver Loan	0.50%	3M SOFR / 1.50%	0.50%	7/25/2031	826,923	(9,623)	(12,404)	6,7,8
Upland Software, Inc.	Term Loan	9.67%	3M SOFR / 1.50%	6.00%	7/25/2031	6,574,034	6,494,251	6,475,424	6

StepStone Private Credit Co-Investment Fund
Schedule of Investments (continued)
December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK Rate	Reference Rate / Floor	Spread	Maturity Date	Principal Amount	Cost	Fair Value	Footnotes
Vacation Rental Brands, LLC	Delayed Draw Term Loan	0.00%	6M SOFR / 1.00%	0.00%	5/6/2032	1,013,096	(9,797)	(10,131)	6,7,8
Vacation Rental Brands, LLC	Term Loan	8.92%	3M SOFR / 1.00%	5.25%	5/6/2032	388,678	384,866	384,791	6
Valkyrie Buyer, LLC	Delayed Draw Term Loan	1.00%	3M SOFR / 0.75%	1.00%	5/6/2031	410,414	(4,069)	(4,104)	6,7,8
Valkyrie Buyer, LLC	Revolver Loan	0.50%	3M SOFR / 0.75%	0.50%	5/6/2031	82,083	(813)	(821)	6,7,8
Vatica Health, Inc.	Revolver Loan	0.50%	3M SOFR / 0.75%	0.50%	10/29/2032	160,920	(783)	(805)	6,7,8
Vatica Health, Inc.	Term Loan	8.45%	3M SOFR / 0.75%	4.75%	10/29/2032	1,609,203	1,601,348	1,601,157	6
Vehlo Purchaser, LLC	Delayed Draw Term Loan	9.22%	1M SOFR / 0.75%	5.50%	5/24/2028	3,423,081	3,408,692	3,423,081	6
Vehlo Purchaser, LLC	Revolver Loan	0.50%	3M SOFR / 0.75%	0.50%	5/24/2028	88,473	(663)	(664)	6,7,8
VRC Companies, LLC	Term Loan	6.00%	1M SOFR / 0.00%	6.00%	6/29/2027	2,327,098	2,327,098	2,315,462	6
W.A. Kendall and Company, LLC	Revolver Loan	10.50%	3M SOFR / 1.00%	5.88%	4/22/2030	206,535	113,783	113,946	6,7
W.A. Kendall and Company, LLC	Delayed Draw Term Loan	10.04%	3M SOFR / 1.00%	5.75%	4/22/2030	1,503,454	276,218	277,102	6,7
W.A. Kendall and Company, LLC	Term Loan	10.38%	6M SOFR / 1.00%	5.75%	4/22/2030	998,238	988,584	989,953	6
W.A. Kendall and Company, LLC	Delayed Draw Term Loan	10.36%	6M SOFR / 1.00%	5.75%	4/22/2030	60,948	60,364	60,442	6
W.D. Wright Contracting, Inc.	Delayed Draw Term Loan	8.42%	3M SOFR / 0.75%	4.75%	6/2/2031	2,210,522	442,665	442,104	6,7
W.D. Wright Contracting, Inc.	Term Loan	8.42%	3M SOFR / 0.75%	4.75%	6/2/2031	718,420	715,169	714,828	6
W.D. Wright Contracting, Inc.	Delayed Draw Term Loan	10.50%	PRIME / 0.75%	3.75%	6/2/2031	289,205	287,880	287,759	6
W.D. Wright Contracting, Inc.	Term Loan	8.42%	3M SOFR / 0.75%	4.75%	6/2/2031	459,702	457,622	457,403	6
W.D. Wright Contracting, Inc.	Revolver Loan	4.25%	3M SOFR / 0.75%	4.75%	6/2/2031	174,131	(830)	(871)	6,7,8
Western Smokehouse Partners, LLC	Delayed Draw Term Loan	0.50%	3M SOFR / 1.00%	0.50%	3/31/2029	438,587	(2,147)	(2,193)	6,7,8
Western Smokehouse Partners, LLC	Term Loan	9.28%	1M SOFR / 1.00%	5.50%	3/31/2029	1,315,761	1,309,182	1,309,182	6
Western Smokehouse Partners, LLC	Revolver Loan	0.50%	3M SOFR / 1.00%	0.50%	3/31/2028	109,647	(537)	(548)	6,7,8
Wharf Street Ratings Acquisition LLC	Delayed Draw Term Loan	1.00%	3M SOFR / 0.75%	1.00%	9/16/2032	585,925	(2,803)	(2,988)	6,7,8
Wharf Street Ratings Acquisition LLC	Term Loan	8.47%	1M SOFR / 0.75%	4.75%	9/16/2032	5,273,324	5,248,006	5,246,431	6
Wharf Street Ratings Acquisition LLC	Revolver Loan	0.50%	3M SOFR / 0.75%	0.50%	9/16/2032	604,937	(2,896)	(3,085)	6,7,8
WSRP Advisory LLC	Delayed Draw Term Loan	8.85%	1M SOFR / 1.00%	5.00%	2/28/2031	$4,470,689	$1,845,088	$1,844,159	6,7
Zep Holdco Inc.	Term Loan	8.67%	3M SOFR / 1.00%	5.00%	6/30/2031	7,814,272	7,738,368	7,704,873	6
Zep Holdco Inc.	Revolver Loan	0.50%	3M SOFR / 1.00%	0.50%	6/30/2031	902,706	(5,718)	(12,638)	6,7,8

StepStone Private Credit Co-Investment Fund
Schedule of Investments (continued)
December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK Rate	Reference Rate / Floor	Spread	Maturity Date	Principal Amount	Cost	Fair Value	Footnotes
Total Direct Lending - Senior Secured Loans -North America							$194,440,340	$194,346,734
Total Direct Lending							$198,882,481	$198,788,644
Total Investments - 99.6% of NAV
Cash Equivalents - 2.2% of NAV
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio - Institutional Class. 3.60% (4,633,901 shares)								$4,633,901	9
Total Cash Equivalents								$4,633,901
Other Assets in excess of liabilities - -1.9% of NAV								$(3,866,851)
Net Assets - 100.0%								$199,555,694

1.
Geographic region generally reflects the location of the investment manager for Investment Funds and headquarters for debt investments.
2.
Fair value was determined using significant unobservable inputs.
3.
Investment is generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933, as amended. Investment is a Level 3 asset unless otherwise indicated.
4.
Senior secured debt investment.
5.
Investments bear interest at rates that may be determined by reference to Secured Overnight Financing Rate (“SOFR”) or an alternate base rate (commonly based on the Federal Funds Rate or the U.S. Prime Rate ("PRIME")) which generally resets periodically. For each such investment, the Fund has provided the spread over SOFR and the current contractual interest rate in effect at December 31, 2025. The interest rate disclosed is based on the reference rate as of the last reset date which may differ from the reference rate as of December 31, 2025. As of December 31, 2025, effective rates for 1 Month SOFR, 3 Month SOFR, 6 Month SOFR and PRIME are 3.787%, 4.011%, 4.200%, and 6.750% respectively. For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of December 31, 2025. Certain investments are subject to a SOFR floor and have been provided.
6.
Income producing debt investment that pays all interest in cash.
7.
Investment has undrawn commitments. For private credit investments, unamortized capitalized fees reduce cost basis and may result in a negative cost. A negative fair value may result from the unfunded commitment being valued below par. The private credit investment may be subject to an undrawn commitment fee.
8.
Unfunded position. Interest reflects the unfunded commitment fee rate.
9.
The rate reported is the 7-dayeffective yield at the period end.
10.
Principal includes accumulated payment in kind (“PIK”) interest and is net of repayments, if any.
The accompanying notes are an integral part of these financial statements

StepStone Private Credit Co-Investment Fund

Statement of Assets and Liabilities
December 31, 2025

Assets
Non-controlled/non-affiliated investments, at fair value (cost $198,882,481)	$198,788,644
Cash	1,548,262
Cash equivalents	4,633,901
Interest receivable	1,137,065
Receivables for investments sold	6,274
Receivable from Advisor	50
Total assets	206,114,196

Liabilities
Distributions payable	5,456,943
Management fee payable	448,842
Offering costs payable	200,000
Audit fees payable	160,000
Administration fee payable	126,862
Directors' fees payable	62,786
Subscriptions received in advance	1,110
Accrued expenses	101,959
Total liabilities	6,558,502

Commitments and contingencies (Note 7)
Net Assets	$199,555,694

Components of Net Assets:
Paid-in capital	$199,896,000
Total distributable earnings (accumulated loss)	(340,306)

Net Assets	$199,555,694
Shares
Net Assets	$199,555,694
Outstanding shares (unlimited number of shares authorized)	19,692,334
Net Asset Value Per Share	$10.13

The accompanying notes are an integral part of these financial statements

StepStone Private Credit Co-Investment Fund

Statement of Operations
For the Period Ended December 31, 2025*

Investment Income
Non-controlled/non-affiliated investments interest income	$6,375,752
Payment in-kind interest on investments in securities of unaffiliated issuers	19,311
Dividend Income	8,938
Total investment income	6,404,001

Expenses
Management fee	448,842
Amortization of offering costs	219,647
Audit fees	160,000
Administration fee	126,862
Directors' fees	85,286
Professional fees	71,369
Custody fees	37,714
Other expenses	43,859
Total expenses	1,193,579

Less expense support payments by the Advisor (Note 5)	50
Net expenses	$1,193,529

Net Investment Income (Loss)	$5,210,472

Net Realized and Net Change in Unrealized gain (loss)
Net realized gain on non-controlled/non-affiliated investments	2
Net change in unrealized appreciation (depreciation) from investments	(93,837)
Net Realized and Net Change in Unrealized gain (loss)	(93,835)
Net Increase (Decrease) in Net Assets from Operations	$5,116,637

* The Fund commenced operations on June 12, 2025. See Note 1 in the accompanying notes to financial statements.
The accompanying notes are an integral part of these financial statements

StepStone Private Credit Co-Investment Fund

Statement of Changes in Net Assets
For the Period Ended December 31, 2025*

Change in Net Assets Resulting from Operations:
Net investment income (loss)	$5,210,472
Net realized gain on non-controlled/non-affiliated investments	2
Net change in unrealized appreciation (depreciation) from investments	(93,837)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,116,637
Distributions from (Distributable Earnings) Accumulated Loss	(5,456,943)
Change in Net Assets Resulting from Capital Share Transactions:
Proceeds from shares issued	199,896,000
Change in Net Assets Resulting from Capital Share Transactions	199,896,000
Total Increase (Decrease) in Net Assets	199,555,694
Net Assets
Beginning of period	—
End of period	$199,555,694

*The Fund commenced operations on June 12, 2025. See Note 1 in the accompanying notes to financial statements.
The accompanying notes are an integral part of these financial statements

StepStone Private Credit Co-Investment Fund

Statement of Cash Flows
For the Period Ended December 31, 2025*

Cash Flows From Operating Activities
Net increase (decrease) in net assets from operations	$5,116,637
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by/(used in) operating activities:
Purchases of investments	(203,961,961)
Proceeds from sales, exits and repayments of investments	5,218,418
Payment-in-kind interest capitalized	(25,729)
Accretion of original issue discount and amortized premiums on investments	(119,481)
Net realized gain on non-controlled/non-affiliated investments	(2)
Net change in unrealized appreciation (depreciation) from investments	93,837
Amortization of offering costs	219,647
(Increase) Decrease in Assets
Interest receivable	(1,137,065)
Receivable from Advisor	(50)
Increase (Decrease) in Liabilities
Management fee payable	448,842
Audit fees payable	160,000
Administration fee payable	126,862
Directors' fees payable	62,786
Accrued expenses	101,959
Net Cash Provided by (Used in) Operating Activities	(193,695,300)

Cash Flows from Financing Activities
Proceeds from issuance of shares, net of subscriptions received in advance	199,897,110
Offering costs paid	(19,647)
Net cash provided by/(used in) Financing Activities	199,877,463

Net increase (decrease) in cash and cash equivalents	6,182,163

Cash and cash equivalents
Beginning of the period	—
End of the period	$6,182,163

* The Fund commenced operations on June 12, 2025. See Note 1 in the accompanying notes to financial statements.
The accompanying notes are an integral part of these statements

StepStone Private Credit Co-Investment Fund

Financial Highlights
For the Period Ended December 31, 2025*

Per share operating performance for a capital share outstanding throughout each period

Per share data:
Net asset value, beginning of period	$10.00
Net investment income (loss) (1)	0.39
Realized and unrealized gain (loss) on investment transactions (2)	0.02
Total from operations	0.41
Distributions from net investment income	(0.28)
Distributions from net realized capital gains/losses	—
Total increase (decrease) in net assets	0.13
Net asset value, end of period	$10.13

Total return (3)	4.11%
Ratios to average net assets (4), (5)
Net investment income (loss)	4.03%
Gross expenses	0.92%
Adviser support payments	0.00%
Net expenses	0.92%
Portfolio turnover rate (6)	4.06%

(1)
Per share amounts are calculated based on the weighted average shares outstanding during the period.
(2)
Includes balancing amounts necessary to reconcile the change in NAV per share for the period.
(3)
Total return is calculated as the change in NAV per share during the period, plus distributions per share, if any, divided by the beginning NAV per share, assuming a distribution reinvestment price in accordance with the Company’s DRIP. Total return has not been annualized for periods less than one year.
(4)
Average net assets are computed using the average balance of net assets at the end of each month of the reporting period.
(5)
Ratios do not reflect the proportionate share of income and expenses of the underlying private credit funds, if any, in which the Company invests. Ratios have not been annualized.
(6)
Portfolio turnover rate is calculated using the lesser of total sales, exits and repayments of investments or total purchases over the monthly average of the investments at fair value for the period reported and has not been annualized. Such monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular period and as of the end of each of the succeeding months.

*The Fund commenced operations on June 12, 2025. See Note 1 in the accompanying notes to financial statements.
The accompanying notes are an integral part of these financial statements

StepStone Private Credit Co-Investment Fund

Notes to Financial Statements
December 31, 2025

1.
O
rganization
StepStone Private Credit Co-Investment Fund (the “Fund”) was organized as a Delaware statutory trust under the Delaware Statutory Trust Act on February 19, 2025 (“Inception”) and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 12, 2025 (“Commencement of Operations”).
The Fund offers an unlimited number of shares of beneficial interest (“Shares”). The Shares are offered on a continuous basis at the then-current net asset value (“NAV”) per Share. The Shares have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of, and/or Regulation D under, the 1933 Act.
The Fund’s Board of Trustees (“Board”) provides broad oversight over the Fund’s investment program, management and operations and has the right to delegate management responsibilities. StepStone Group Private Debt LLC, an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned business of StepStone Group Private Debt AG (“SPD AG”), serves as the Fund’s investment adviser (“Adviser”). The Adviser oversees the management of the Fund’s day-to-day activities including structuring, governance, distribution, reporting and oversight. StepStone Group Europe Alternative Investments
Limited
(“SGEAIL”), an affiliate of StepStone Group LP (“StepStone”), serves as the Fund’s investment sub-adviser (“Sub-Adviser” and, together with the Adviser, the "Advisers") and is responsible for the day-to-day management of the Fund’s assets and activities and will provide ongoing research regarding the Fund’s investment portfolio. The Sub-Adviser is a wholly owned subsidiary of SPD AG.
The Fund’s investment objectives are to seek to generate current income and, to a lesser extent, long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing at least 80% of its total assets (net assets plus borrowings for investment purposes) in private credit investments (“Private Credit Investments”). The Fund defines Private Credit Investments to consist of the Lending Strategy and Specialty Credit Strategy, each as defined in the Fund's confidential private placement memorandum (the "Memorandum"). The Fund intends to primarily use a multi-lender approach to achieve its investment objectives, whereby the Advisers utilize a variety of non-bank or corporate lenders to source investment opportunities for the Fund. The Fund’s assets may be deployed in investment strategies deemed appropriate under prevailing economic and market conditions to seek to achieve the Fund’s investment objectives, as long as they are consistent with the Fund's investment policies, including its 80% policy.
The organizational meeting of the Board of the Fund was held on March 25, 2025. On April 23, 2025, the Adviser contributed $10,000 of capital to the Fund in exchange for 1,000 Shares. There were no Fund operations prior to June 12, 2025.
Master-Feeder Structure
The Fund and StepStone Private Credit Co-Investment Feeder Fund LP (“Feeder Fund”) are part of a “master-feeder” structure. The Feeder Fund invests substantially all of its assets in the Shares of the Fund. As of December 31, 2025, the Feeder Fund owns 99.99% of the Fund’s net assets.
2.
Summary of Significant Accounting Policies
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Fund. The Fund is an investment company and therefore applies the accounting and reporting guidance issued by the Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the financial statements.

StepStone Private Credit Co-Investment Fund

Notes to Financial Statements (continued)
December 31, 2025

2.
Summary of Significant Accounting Policies (continued)
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Changes in the economic environment, financial markets and any other factors or parameters used in determining these estimates could cause actual results to differ materially.
Net Asset Value Determination
The Fund will calculate NAV for its Shares at least monthly as of the last calendar day of each calendar month, or as may be determined from time to time in accordance with policies approved by the Board (each, a “Determination Date”). In determining NAV, the Fund’s investments are valued as of the relevant Determination Date. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.
Valuation of Investments
The Fund applies fair value to its investments in securities of unaffiliated issuers in accordance with ASC Topic 820 - Fair Value Measurement (“ASC Topic 820”). In accordance with ASC Topic 820, fair value is defined as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date.
ASC Topic 820 establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability as of the reporting date.
Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.
The three levels of valuation inputs under ASC Topic 820 are as follows:
• Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities as of the measurement date.
• Level 2 – Other significant observable inputs (including quoted prices for similar assets or liabilities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments at the reporting date).
In accordance with ASC Topic 820, investments in private investment companies measured using net asset value (“NAV”) as a practical expedient, if any, are not categorized within the fair value hierarchy.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value

StepStone Private Credit Co-Investment Fund

Notes to Financial Statements (continued)
December 31, 2025

2.
Summary of Significant Accounting Policies (continued)
measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.
For securities or Private Credit Investments that are quoted, traded or exchanged in an accessible, active market, the value of the asset is determined by multiplying the number of securities held by the quoted market price as of the measurement (or reporting) date. The Adviser does not apply any liquidity or restriction discount regardless of ownership structure or the ability to control the sale of the asset.
If a quoted market price is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain broker quotes directly from a broker-dealer or passed through from a third-party pricing vendor. In the event that fair value is based upon a single sourced broker quote, these Private Credit Investments are categorized as Level 3 of the fair value hierarchy. If the Fund were to use broker quotes, they would typically be received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
If the quotations obtained from brokers or pricing vendors are determined not to be reliable or are not readily available, the Fund may value such Private Credit Investments using a variety of valuation techniques. For Private Credit Investments, the Adviser generally uses a market interest rate yield analysis to determine fair value. To determine fair value using a yield analysis, the expected cash flows are projected based on the contractual terms of the debt security and discounted back to the measurement date based on a market yield. A market yield is determined based upon an assessment of current and expected market yields for similar Private Credit Investments and risk profiles. The Fund considers the current contractual interest rate, the expected life and other terms of the Private Credit Investment relative to risk of the company and the specific Private Credit Investment. For specialty credit investments, the Fund also considers payment ratios, conditional prepayment rates, charge-off rates, delinquency ratios and other measures of the specific specialty credit investment’s performance.
In determining the estimated fair value of performing Private Credit Investment for which there is no actively traded market, the estimate of fair value will consider such factors as the current market environment relative to that of the Private Credit Investment held, the tenor of maturity date of the Private Credit Investment, the operating performance of the issuer, the concern for maintaining any covenant levels embedded in the instrument, the ability of the issuer to call the security (and the associated redemption price), market interest rate spreads and the general overall credit quality of the security over the life of the Private Credit Investment.
Each direct Private Credit Investment is assigned an internal credit rating. The ratings are based on available fundamental information and are used in conjunction with market inputs to create an estimate of fair value. For Private Credit Investments with higher ratings, no additional steps are taken. Private Credit Investments with lower internal credit ratings are considered for additional or alternative procedures to determine a fair value, which will include, but are not limited to, a review of additional market inputs, performance and other relevant information on comparable assets.
Defaulted Private Credit Investments are valued using several methods including the following: discounting the expected cash flows of the Private Credit Investment, valuing the net assets of the company, reviewing comparable precedent transactions involving similar companies, and using a performance multiple or market-based approach.
For defaulted Private Credit Investments, discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Generally, an increase in market yields or discount rates or a decrease in EBITDA multiples may result in a decrease in the fair value of certain Private Credit Investments of the Fund. These Private Credit Investments are categorized as Level 3 of the fair value hierarchy.

StepStone Private Credit Co-Investment Fund

Notes to Financial Statements (continued)
December 31, 2025

2.
Summary of Significant Accounting Policies (continued)
Revenue Recognition
Investment transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from investments sold are recorded on the identified cost basis. Dividend income, if any, is recorded on the ex-dividend date.
Interest income is recognized on an accrual basis. Interest income on debt instruments is accrued and recognized for those issuers who are currently paying in full cash interest or expected to pay in full cash interest. For those issuers who are in default or are expected to default, cash interest is not accrued and is only recognized when received unless the cash received is applied to principal based upon management’s judgment. Loan origination fees, original issue discounts ("OID") and market discounts or premiums are capitalized as part of the underlying cost of the Private Credit Investments and accreted or amortized over the life of the Private Credit Investments as interest income using the effective interest method.
Direct Loans and Specialty Credit Loans are generally placed on non-accrual status when a payment default occurs or if management otherwise believes that the issuer of the loan will not be able to make contractual interest payments or principal payments. The Fund will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed to be collectible. However, the Fund remains contractually entitled to this interest. The Fund may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. Accrued interest is written-off by reversing interest income in the period when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. As of December 31, 2025, no loans have defaulted or were on non-accrual status.
The Fund may earn various fees during the life of the loans. Such fees include, but are not limited to, administration and amendment fees, some of which are paid to the Fund on an ongoing basis. These fees, if any, are recognized as earned as a component of interest income on the Statement of Operations. For the period from June 12, 2025 to December 31, 2025, the Fund recorded no amendment fee income.
Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees, unamortized syndication fees, unamortized commitment fees and unamortized discounts are recorded as interest income. The Fund had no prepayments that resulted in foregoing fees for the period from June 12, 2025 to December 31, 2025.
The Fund may have Private Credit Investments that contain payment in-kind (“PIK”) provisions. PIK income, computed at the contractual rate specified in the Private Credit Investment agreement, is added to the principal balance of the Private Credit Investment and collected upon repayment of the outstanding principal, and is recorded as payment in-kind income on the Statement of Operations. The Fund prospectively ceases recognition of PIK income and adjusts the associated principal balance if such amounts and balances are deemed to be doubtful of collection. For Private Credit Investments with PIK income, the Fund calculates income accruals based on the principal balance including any PIK.
When a PIK Private Credit Investment is placed on non-accrual status, the accrued, uncapitalized interest is reversed through interest income. To maintain the Fund’s status as a RIC, this non-cash source of income must be paid out to shareholders in the form of dividends, even though the Fund has not yet collected cash.
Fund Expenses
The Fund bears all expenses incurred in the course of its operations including, but not limited to, the following: all fees and expenses related to the Private Credit Investments and other investments in which the Fund invests (“Acquired Fund Fees”), management fees, incentive fees, fees and expenses associated with the credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of

StepStone Private Credit Co-Investment Fund

Notes to Financial Statements (continued)
December 31, 2025

2.
Summary of Significant Accounting Policies (continued)
these operating expenses are subject to an expense support and conditional reimbursement agreement (“Expense Support and Conditional Reimbursement Agreement” as further discussed in Note 5). Expenses are recorded on an accrual basis and expenses are allocated pro-rata to Shares based upon prior day net assets at each Determination Date.
Federal Income Taxes
For U.S. federal income tax purposes, the Fund intends to elect to be treated, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable net investment income and net realized capital gains to Shareholders each year and by meeting certain diversification and income requirements with respect to investments. If the Fund were to fail to meet the requirements to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions of earnings and profits would be taxable to Shareholders as ordinary income.
Additionally, the Fund is subject to a 4% federal excise tax on any undistributed income, including net capital gains, if it does not distribute at least 98% of its taxable income and 98.2% of its capital gains each year. The Fund endeavors to meet these distribution requirements to avoid such excise tax, and any excise tax liability, if incurred, will be reflected in the financial statements.
The Fund’s tax year is the 12-month period ending December 31. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. No tax year is subject to examination as of December 31, 2025.
Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes under U.S. GAAP. Differences may be permanent or temporary. Permanent differences, including book/tax differences relating to Shareholder distributions, are reclassified among capital accounts in the financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities and Statement of Operations due to temporary book/tax differences. These amounts will be finalized before filing the Fund’s federal tax return.
Offering Costs
During the period from Inception through the Commencement of Operations, the Fund incurred offering costs of $219,647. Offering costs are treated as deferred charges and, upon Commencement of Operations, amortized through the end of 2025. During the period June 12, 2025 to December 31, 2025, the Fund amortized offering costs of $219,647 which are included in the Statement of Operations. Offering costs consist primarily of legal fees, filing fees and printing costs in connection with the preparation of the registration statement and related filings. The Fund will continue to incur offering costs due to its continuously offered status, and ongoing offering costs will be expensed as incurred.
Cash and Cash Equivalents
Cash includes monies on deposit with UMB Bank N.A. ("UMB Bank”), the Fund’s custodian, and cash equivalents include short-term, interest-bearing, highly liquid money market investments. Cash equivalents are categorized as Level 1 of the fair value hierarchy. Cash deposits are insured by the Federal Deposit Insurance Corporation ("FDIC") by up to $250,000. Cash deposits, at times, may exceed the insurance limit guaranteed by the FDIC. The Fund has not experienced any losses on deposits and does not believe it is exposed to significant credit risk on such deposits.

StepStone Private Credit Co-Investment Fund

Notes to Financial Statements (continued)
December 31, 2025

2.
Summary of Significant Accounting Policies (continued)
Shareholder Distributions
Distributions to shareholders are recorded on the record date. The amount to be paid out as a dividend is determined by the Board each quarter and is generally based upon estimated earnings and considers the level of undistributed taxable income carried forward from the prior year, if any, for distribution in the current year.
The Fund has adopted an “opt out” distribution reinvestment plan (“DRIP”). As a result, unless shareholders elect to “opt out” of the DRIP, shareholders will have their dividends or distributions automatically reinvested in additional Shares, rather than receiving cash. Shareholders who receive distributions in the form of Shares will generally be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions; however, those shareholders will not receive cash with which to pay any applicable taxes.
Segment Reportin
g
An operating segment is defined in ASC Topic 280, Segment Reporting, as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s Chief Operating Decision Maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. A management committee of the Fund’s Adviser acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole. The Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of a defined investment strategy which is executed by the Fund’s portfolio managers as described in Note 1. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios, changes in net assets resulting from operations, and subscriptions and redemptions activity is used by the CODM to assess the Fund’s performance versus comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, and is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.
3.
Investments
Direct Lending
The Fund’s direct lending investment strategy primarily consists of secured debt (including first lien senior secured and second lien senior secured), but may also include unsecured debt (including senior unsecured and subordinated debt) and mezzanine loans, as well as broadly syndicated loans and club deals (generally investments made by a small group of investment firms). First lien senior secured debt has first claim to any underlying collateral of a loan, second lien senior secured debt is secured but subordinated in payment and/or lower in lien priority to first lien holders. The Fund may also invest in privately offered structured products, such as CLOs, which are backed by any of the aforementioned investments.

StepStone Private Credit Co-Investment Fund

Notes to Financial Statements (continued)
December 31, 2025

4.
Fair Value Measurements
The following table summarizes the fair value of the Fund’s investments as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Direct Lending	$—	$—	$198,788,644	$198,788,644
Total Investments	$—	$—	$198,788,644	$198,788,644
The below table presents a summary of changes in fair value of Level 3 assets by investment type from June 12, 2025 to December 31, 2025:

Direct Lending
Balance as of June 12, 2025	$—
Transferred into Level 3	—
Purchase of investments	203,961,961
Proceeds from sales, exits and repayments of Investments	(5,224,692)
Net accretion of original issue discount on investments	119,481
Non-controlled/non-affiliated payment in-kind income	25,729
Net realized gain on non-controlled/non-affiliated investments	2
Net change in unrealized (appreciation) depreciation on non-controlled/non-affiliated investments	(93,837)
Transfers out of Level 3	—
Balance as of December 31, 2025	$198,788,644
Net Change in Unrealized Appreciation (Depreciation) on Investments Held at the End of the Reporting Period	$(93,837)

The following table presents quantitative information about the significant unobservable inputs of the Fund's Level 3 financial instruments as of December 31, 2025. The table is not intended to be all-inclusive but instead captures the significant unobservable inputs relevant to the Fund's determination of fair value.

						Impact to
	Fair Value as of				Weighted	Valuation from
	December 31,	Valuation	Unobservable	Single Input or	Average of	an Increase in
Strategy	2025	Technique(s)	Input	Range of Inputs	Input 1	Input 2
Direct Lending	$164,697,846	Yield Method	Market Yield Discount Spreads	3.82% - 7.63%	5.39%	Decrease
	34,090,798	Recent Transactions	Transaction Price	$98.00 - $100.00	$99.04	Increase

1.
Weighted average is calculated by weighing the significant unobservable input by the relative fair value of each investment in the category.
2.
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input.

5.
Related Party Transactions

StepStone Private Credit Co-Investment Fund

Notes to Financial Statements (continued)
December 31, 2025

Advisory Agreement
In consideration of its services to the Fund, the Adviser is entitled to a management fee (“Management Fee”) equal to 0.60% on an annualized basis of the Fund’s month-end net assets. The Management Fee is accrued monthly and payable monthly in arrears. The Adviser will pay 20% of the Management Fee proceeds to the Sub-Adviser on a monthly basis. For the period June 12, 2025 through
December 31, 2025, the Adviser earned $448,842 in Management Fees of which all was payable as of December 31, 2025.
Administration Agreement
The Adviser serves as the Fund’s administrator (“Administrator”) pursuant to an administration agreement (“Administration Agreement”) under which the Administrator provides, among other things, certain administration, accounting and investor services for the Fund. Pursuant to the Administration Agreement, the Fund pays the Administrator an administration fee (“Administration Fee”) in an amount up to 0.175% on an annualized basis of the Fund’s net assets. The Administration Fee is calculated based on the Fund’s month-end asset value and payable monthly in arrears. For the period June 12, 2025 through December 31, 2025, the Administrator earned $126,862 in Administration Fees of which all was payable as of December 31, 2025.
Expense Support and Conditional Reimbursement Agreement
The Fund has entered into an Expense Support and Conditional Reimbursement Agreement (the Expense Support Agreement") with its Adviser effective June 12, 2025. Under this Expense Support Agreement, the Adviser may voluntarily pay certain Fund expenses (excluding interest) on behalf of the Fund. These payments, once elected in writing, become assets of the Fund and must be reimbursed to the Adviser if specific conditions are met.
Reimbursement is permitted only when the Fund’s Available Operating Funds exceed accrued shareholder distributions for a given month, and only to the extent that the Fund’s Operating Expense Ratio does not exceed the ratio at the time the original expense was paid. Reimbursement is limited to expenses incurred within the prior three years and may be waived by the Adviser. The Expense Support Agreement may be terminated at any time and includes provisions for automatic termination under certain corporate events. The Operating Expense Ratio is calculated by dividing operating expenses, excluding organizational and offering expenses, base management fees owed to the Adviser, and interest expense, by the Fund’s net assets.
For the period June 12, 2025 through December 31, 2025, expenses subject to recoupment under the Expense Support Agreement was $50.
6.
Sub-Administrator and Other Agreements
SEI Investments Global Funds Services serves as the Fund’s sub-administrator (“Sub-Administrator”) and performs certain sub-administration and sub-accounting services for the Fund. From the proceeds of the Administration Fee, the Administrator pays the Sub-Administrator a sub-administration fee (“Sub-Administration Fee”) in an amount up to 0.07% on an annualized basis of the Fund’s net assets, subject to a minimum annual fee. The Sub-Administration Fee is calculated based on the Fund’s month-end net asset value and payable monthly in arrears.
UMB Bank serves as the Fund’s custodian (“Custodian”) pursuant to a custody agreement. As the Custodian, UMB Bank holds the Fund’s US assets. Foreign assets, if any, including foreign currency holdings, are held by a designated sub-custodian appointed by UMB Bank in accordance with the terms of the custody agreement. For the period June 12, 2025 through December 31, 2025, the Custodian earned $37,714 in custody fees, recorded in Custody fees on the Statement of Operations, of which $20,554 was payable as of December 31, 2025 and recorded in accrued expenses on the Statement of Assets and Liabilities.

6.
Sub-Administrator and Other Agreements (continued)

StepStone Private Credit Co-Investment Fund

Notes to Financial Statements (continued)
December 31, 2025

UMB Fund Services, Inc. serves as the Fund’s transfer agent (“Transfer Agent”) pursuant to a transfer agency agreement. The Transfer Agent, among other things, receives and processes purchase orders, effects issuance of Shares, prepares and transmits payments for distributions, receives and processes repurchase offers and maintains records of account. For the period June 12, 2025 through December 31, 2025, the Transfer Agent earned $22,743 in transfer agent fees of which $19,100 was payable as of December 31, 2025.
7.
Commitments and Contingencies
ASC 460-10, Guarantees - Overall, requires entities to provide disclosure and, in certain circumstances, recognition of guarantees and indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of indemnification arrangements. The Fund’s exposure under these arrangements, if any, cannot be quantified. However, the Fund has not had claims or losses pursuant to these indemnification arrangements and expects the potential for a material loss to be remote.
The Fund may, from time to time, be party to various legal matters arising in the ordinary course of business, including claims and litigation proceedings. Although the ultimate outcome of the foregoing matters, if any, cannot be ascertained at this time, the Adviser believes, after consultation with counsel, that the resolution of such matters would not have a material adverse effect on the Fund’s financial statements.
As of December 31, 2025, the Fund had the following unfunded commitments to investments:

StepStone Private Credit Co-Investment Fund

Notes to Financial Statements (continued)
December 31, 2025

Investments	Unfunded commitment
Alkeme Intermediary Holdings, LLC Eleventh Amendment Delayed Draw Term Loan	$517,114
Alkeme Intermediary Holdings, LLC Revolving Credit	74,001
Aprio Advisory Group, LLC 2025-2 Incremental Delayed Draw Term Loan	3,315,509
Aprio Advisory Group, LLC Revolving Loan	288,305
Aptive Environmental, LLC Delayed Draw Term Loan	65,815
Aptive Environmental, LLC Initial Revolving Loan	131,630
Arcline Liberty Buyer LLC Delayed Draw Term Loan	202,880
Arcline Liberty Buyer LLC Revolving Loan	135,254
Argano, LLC Second Amendment Delayed Draw Term Loan	1,926,352
Axis Portable Air LLC Eighth Amendment Delayed Draw Term Loan	985,961
Axis Portable Air LLC Revolving Credit Loan	328,654
Badge 21 Midco Holdings LLC Amendment No. 1 Delayed Draw Term Loan	878,560
Badge 21 Midco Holdings LLC Revolving Loan	514,117
Bridgepointe Technologies, LLC DDTL 2025-A	35,438
Bridgepointe Technologies, LLC DDTL 2025-B	3,387,982
Choice Financial Group Acquisition, Inc. Delayed Draw Term C Loan	977,123
Cooper’s Hawk Intermediate Holding, LLC Delayed Draw Term Loan	471,395
Cooper’s Hawk Intermediate Holding, LLC Revolving Loan	257,125
Crete PA Holdco, LLC Revolving Loan	314,681
Crete PA Holdco, LLC Second Amendment Delayed Draw Term Loan	2,097,874
Crete PA Holdco, LLC Third Amendment Delayed Draw Term Loan	2,097,874
CRH Healthcare Purchaser, Inc. Delayed Draw Term Loan	844,131
CRH Healthcare Purchaser, Inc. Revolving Loan	337,652
CT Technologies Intermediate Holdings, Inc. 2025-B Special Purpose DDTL	104,462
CUB Financing Intermediate, LLC_Delayed Draw Term Loan	1,766,465
DCCM, LLC Delayed Draw Term Loan	2,291,694
DCCM, LLC Revolving Credit Loan	916,678
Denali Intermediate Holdings, Inc. Revolving Credit Loan	438,253
Denali Topco LLC Effective Date Delayed Draw Term Loan	2,729,065
Denali Topco LLC Revolving Loan	1,309,951
Designs for Health, Inc. Initial Revolving Facility Loan (First Lien)	350,184
DigiCert, Inc. Revolving Credit Loan (First Lien)	577,414
Durare Bidco, LLC Delayed Draw Term Loan	966,300
Durare Bidco, LLC Revolving Credit Loan	463,824
Elder Care Opco LLC Delayed Draw Term Loan	656,772
Elder Care Opco LLC Revolving Loan	197,032
Empower Payments Investor, LLC Third Amendment Delayed Draw Term Loan	665,162
Force Electrical Buyerco, LLC Delayed Draw Term Loan	466,403
Force Electrical Buyerco, LLC Revolving Credit Loan	75,429
Fullsteam Operations LLC Delayed Draw Term Loan	316,001
Fullsteam Operations LLC Revolving Loan	105,334
GC Waves Holdings, Inc. 2025 Delayed Draw Term Loan	248,959
GMF Parent, Inc.Delayed Draw Term Loan A 12/25	130,047
GMF Parent, Inc.Delayed Draw Term Loan B 12/25	117,042
GMF Parent, Inc.Revolver 12/25	71,526
Greenwood Operating Group, LLC Revolving Loan	375,417
Guava Buyer LLC Initial Delayed Draw Term Loan	401,239
Guava Buyer LLC RC Facility Loan	468,112
Harris & Co. LLC Delayed Draw Term C Loan	11,115,642
Harris & Co. LLC Revolving Loan	669,698
Ideal Components Acquisition, LLC Delayed Draw Term Loan	772,211

StepStone Private Credit Co-Investment Fund

Notes to Financial Statements (continued)
December 31, 2025

Investments	Unfunded commitment
Ideal Components Acquisition, LLC Revolving Credit Loan	$557,708
LeadVenture, Inc. Delayed Draw Term Loan	695,924
LeadVenture, Inc. Revolving Loan	415,477
Lighthouse Technologies Holding Corp. Revolving Loan	291,544
Lindstrom, LLC Initial Revolving Credit Loan	138,440
LJ Avalon Holdings, LLC Amendment No. 3 Delayed Draw Term Loan	1,841,483
LJ Avalon Holdings, LLC Revolving Credit	446,420
Med Learning Group, LLC Fifth Amendment Delayed Draw Term Loan	349,839
Medrina, LLC Second Amendment Incremental DDTL	978,633
MoboTrex, LLC Amendment No. 4 DDTL	312,217
MoboTrex, LLC Revolving Loan	92,667
Moonlight Parent, Inc. Delayed Draw Term Loan	732,202
Moonlight Parent, Inc. Revolving Loan	439,321
mPulse Mobile, Inc. Initial Delayed Draw Term Loan	550,831
mPulse Mobile, Inc. Initial Revolving Loan	826,246
NS and Associates LLC Revolving Loan (2025)	696,161
OSR Opco LLC Revolving Loan	257,813
Packaging Coordinators Midco, Inc. 2025 General Delayed Draw Term Loan	962,538
Packaging Coordinators Midco, Inc. 2025 Initial Dollar Delayed Draw Term Loan	705,903
Packaging Coordinators Midco, Inc. 2025 Revolving Loan	739,597
Packaging Coordinators Midco, Inc. 2025 Specified Delayed Draw Term Loan	939,062
Packaging Coordinators Midco, Inc. Specified Interest DDTL (Tranche Out)	76,125
Pave America Holding, LLC Delayed Draw Term Loan	635,915
Pave America Holding, LLC Revolving Credit Loan	473,554
PestCo, LLC Delayed Draw Term Loan	636,896
PestCo, LLC Revolving Loan	344,268
PGI Parent LLC Revolving Credit Loan	86,378
Play Holdings, Inc. Revolving Loan	287,351
Point Quest Group, Inc. Delayed Draw Term Loan	127,177
Point Quest Group, Inc. Revolving Credit Loan	76,306
Prestige Employee Administrators, LLC_Delayed Draw Term Loan	255,568
Puma Buyer, LLC Revolving Loan (First Lien)	593,925
REP TEC Intermediate Holdings, Inc._Revolver	739,537
Rocket Youth Brands HoldCo LLC Delayed Draw Term Loan	932,812
Rocket Youth Brands HoldCo LLC Revolving Credit Loan	139,922
RPM Purchaser, Inc. Last Out Delayed Draw Term Loan B	95,283
Saab Purchaser, Inc. First Amendment Delayed Draw Term Loan	1,485,614
SAAB Purchaser, Inc._Revolver	198,082
Salisbury House, LLC Delayed Draw Term Loan	342,122
Salisbury House, LLC Revolving Loan	193,869
Salute, 2025 Incremental DDTL Commitment	954,897
SkyMark Refuelers, LLC DDTL A	297,336
SkyMark Refuelers, LLC DDTL B	1,362,430
SkyMark Refuelers, LLC Revolving Credit Loan	681,215
Springline Advisory Intermediate, LLC_Delayed Draw Term Loan	1,883,955
Springline Advisory Intermediate, LLC_Revolver	290,062
SRP Eagle Buyer Inc Delayed Draw Term Loan	1,488,550
SRP Eagle Buyer Inc Revolving Loan	595,420
SV Newco 2, Inc. 2025 Incremental DDTL Loan	1,757,365
SV Newco 2, Inc. Revolving Credit Loan	174,131
Syndigo LLC Revolving Loan	1,195,170

StepStone Private Credit Co-Investment Fund

Notes to Financial Statements (continued)
December 31, 2025

Investments	Unfunded commitment
Truck-Lite Co., LLC Delayed Draw Term Loan B	$468,331
Truck-Lite Co., LLC Delayed Draw Term Loan C	385,182
U.S. Urology Partners, LLC 2025 Incremental Delayed Draw Term Loan	1,687,164
Upland Software, Inc. Revolving Loan	826,923
Vacation Rental Brands, LLC 2nd Amendment Delayed TL	1,013,096
Valkyrie Buyer, LLC Delayed Draw Term Loan F	410,414
Valkyrie Buyer, LLC Revolving Credit Loan	82,083
Vatica Health, Inc. Revolving Loan	160,920
Vehlo Purchaser, LLC_Revolver	88,473
W.A. Kendall and Company, LLC Revolving Loan	90,876
W.A. Kendall and Company, LLC Seventh Amendment Delayed Draw Term Loan	1,213,873
Western Smokehouse Partners, LLC Delayed TL	438,587
Western Smokehouse Partners, LLC Revolving Loan	109,647
Wharf Street Ratings Acquisition LLC Delayed Draw Term Loan	585,925
Wharf Street Ratings Acquisition LLC_Revolver	604,937
WSRP Advisory LLC First Amendment Delayed Draw Term Loan	2,592,999
Zep Holdco Inc. Revolving Credit Loan	902,706
Total unfunded commitments	$91,985,140

8.
Capital Share Transactions
The Fund offers Shares on a continuous basis. The Fund will hold multiple closings at which it will accept Capital Commitments to purchase Shares from investors, pursuant to which arrangements investors will be required to fund drawdowns to purchase Shares up to the amount of their respective Capital Commitments each time the Fund delivers a drawdown notice. As of December 31, 2025, the Feeder Fund has a Capital Commitment of $400 million to the Fund.
The Fund intends to issue Shares in its continuous private offering in connection with drawdown notices on Capital Commitments issued by the Fund from time to time as determined in the Fund’s or the Adviser’s discretion. Pursuant to such drawdown notices, one or more investors will be required to purchase Shares, in amounts to be determined in the Fund’s or the Adviser’s discretion, in each case based upon reasons including, but not limited to, regulatory, tax or other reasons as may be determined to be appropriate by the Fund or the Adviser in their discretion, at a price per share based on the then-current NAV per Share. The Fund may drawdown on unfunded Capital Commitments at any time prior to its liquidation and dissolution.
The following table summarizes the Capital Share transactions for the period June 12, 2025 through December 31, 2025:

	For the Period Ended
	December 31, 2025
		Dollar
	Shares	Amounts
Proceeds from shares issued	19,692,334	$199,896,000

	19,692,334	$199,896,000

No sooner than June 2027, and subject to market conditions and the discretion of the Board, the Fund may commence a share repurchase program in which the Fund intends to offer to repurchase, in each quarter, up to 5% of Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. The Board may amend or suspend the share repurchase program at any time if in its reasonable judgment it deems such action to be in the Fund’s best interest and the best

StepStone Private Credit Co-Investment Fund

Notes to Financial Statements (continued)
December 31, 2025

8.
Capital Share Transactions (continued)

interest of Shareholders. No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. In the event that Shareholders, in the aggregate, submit for repurchase more than the number of Shares that the Fund will offer to repurchase, the Fund may repurchase the Shares on a pro rata basis, which may result in the Fund not honoring the full amount of a Share repurchase requested by a Shareholder.
9.
Dividend Reinvestment Plan
Pursuant to the dividend reinvestment plan (“DRIP”) established by the Fund, each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and dividend distributions will automatically be reinvested in additional Shares unless such Shareholder specifically elects to receive all ordinary income and/or capital gain dividend distributions paid in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 30 days prior to a distribution, the request will be effective only with respect to distributions after the 30-day period.
10.
Investment Transactions
For the period June 12, 2025 through December 31, 2025, purchases of investments, excluding short-term investments, were $204 million. For the period June 12, 2025 through December 31, 2025, total proceeds from the Fund's sale, redemption or other disposition of investments, excluding short-term investments, amounted to $5 million.
11.
Tax Information
The Fund's tax year ends on December 31. Accordingly, the tax-related disclosures herein are based on information as of December 31, 2025, the most recent tax year-end. There were no material tax-related changes during the period from June 12, 2025 through December 31, 2025.
As of December 31, 2025, the Fund has temporary differences primarily due to timing of the amortization of offering costs.
As of December 31, 2025, the Fund had no permanent book to tax differences.
For the tax year ended December 31, 2025, the Fund's tax components of distributable earnings (accumulated loss) on a tax basis were as follows:

December 31, 2025
Undistributed ordinary income	$-
Other book/tax temporary differences	(246,469)
Capital loss carryforwards	-
Undistributable capital gains	-
Net realized gain (loss) from investments in securities of unaffiliated issuers	-
Net unrealized depreciation from investments in securities of unaffiliated issuers	(93,837)
Total distributable earnings (accumulated loss)	$(340,306)

The tax character of Subchapter M distributions for the tax year ended December 31, 2025 was as follows:

	Ordinary Income	Long-Term Capital Gains
2025	$5,456,943	$-

StepStone Private Credit Co-Investment Fund

Notes to Financial Statements (continued)
December 31, 2025

11.
Tax Information (continued)

For the tax year ended December 31, 2025, the federal tax cost of investments and unrealized appreciation (depreciation) are as follows:

Gross unrealized appreciation	$119,168
Gross unrealized depreciation	(213,005)
Net unrealized appreciation (depreciation) from investments	$(93,837)

Tax cost of investments	$203,516,382
As of December 31, 2025, the Fund had no difference between cost amounts of investments for financial statement and federal income tax purposes.
In accounting for income taxes, the Fund follows the guidance in ASC Topic 740, Accounting for Uncertainty in Income Taxes (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has concluded there were no uncertain tax positions as of December 31, 2025 for federal income tax purposes or in the Fund’s state and local tax jurisdictions. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as tax expense in the Statement of Operations. For the period June 12, 2025 through December 31, 2025, the Fund did not incur any interest or penalties. The Fund did not have any unrecognized tax benefits as of December 31, 2025.
12.
Risk Factors
An investment in the Fund involves material risks, including market risk, performance risk, liquidity risk, business and financial risk, risks associated with the use of leverage
, valuation risk, tax risk and other risks that should be carefully considered prior to investing and investing should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.
13.
Activities Prior to Commencement of Operations
During the period from Inception through the Commencement of Operations, the Fund engaged in various activities in preparation for the offering of Shares and incurred further costs in relation to the offering, including various legal expenses and printing costs as disclosed in Note 2.
14.
Subsequent Events
The Fund’s management has evaluated events subsequent to December 31, 2025 through the date the financial statements were issued. The Fund has concluded that there are no events requiring adjustment or disclosure in the consolidated financial statements other than as set forth below.
The Fund received approximately $36,900,000 of subscriptions from January 1 through February 27, 2026 through capital calls duri ng this period.

StepStone Private Credit Co-Investment Fund

Trustees and Officers (unaudited)
December 31, 2025

The identity of the Trustees and executive officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, upon request, by calling the Fund toll-free at (704) 215-4300.

Independent Trustees
Number of
				Portfolios	Other Trusteeships/
	Position(s)	Length of	Principal	Overseen	Directorships Held
	Held with	Time	Occupation(s) During	in Fund	Outside the Fund
Name, Address and Birth Year	Registrant	Served 1	Past Five Years	Complex	Complex 2

Edward U. Gilpin	Trustee	Indefinite Length	Chief Financial Officer AGL Credit Management,	2	None
c/o StepStone Private Credit Co-Investment Fund		- Since Inception	Managing Director
277 Park Avenue			Onex Credit, CFO SEC Registered Funds
45 th Floor			BC Partners
New York, NY 10172
Birth Year: 1961

Julie Persily	Trustee	Indefinite Length	Retired	2	Runway Growth Finance Corp.
c/o StepStone Private Credit Co-Investment Fund		- Since Inception			(NASDAQ: RWAY), a BDC
277 Park Avenue					Investcorp Credit Management BDC, Inc.
45 th Floor					(NASDAQ: ICMB), a BDC
New York, NY 10172					SEACOR Marine Holdings Inc. (NYSE: SMHI),
Birth Year: 1965					a global marine and support
transportation services company

Michael J. Zupon	Trustee	Indefinite Length	Senior Advisor, DigitalBridge Credit	2	None
c/o StepStone Private Credit Co-Investment Fund		- Since Inception	CEO, MJZ Group
277 Park Avenue			President, Zupon Family Foundation
45 th Floor
New York, NY 10172
Birth Year: 1960

StepStone Private Credit Co-Investment Fund

Trustees and Officers (unaudited)
December 31, 2025

Interested Trustees
Number of
				Portfolios	Other Trusteeships/
		Length of	Principal	Overseen	Directorships Held
	Position(s) Held	Time	Occupation(s) During	in Fund	Outside the Fund
Name, Address and Birth Year	with Registrant	Served 1	Past Five Years	Complex	Complex 2

Darren Friedman	Chairperson	Indefinite Length	Partner, StepStone	2	Agiliti, Inc. (NYSE: AGTI), a service provider
c/o StepStone Private Credit Co-Investment Fund	of the Board	- Since Inception			to the U.S. healthcare industry
277 Park Avenue	of Trustees
45 th Floor
New York, NY 10172
Birth Year: 1968

Ariel Goldblatt	Trustee	Indefinite Length	CEO; StepStone Group Private	2	None
c/o StepStone Private Credit Co-Investment Fund		- Since Inception	Debt LLC (2023 - present)
277 Park Avenue
45 th Floor
New York, NY 10172
Birth Year: 1982

StepStone Private Credit Co-Investment Fund

Trustees and Officers (unaudited) (continued)
December 31, 2025

Executive Officers
		Length of	Principal
	Position(s) Held	Time	Occupation(s) During
Name, Address and Birth Year	with Registrant	Served 1	Past Five Years

Ariel Goldblatt	President and	Indefinite Length	See above
c/o StepStone Private Credit Co-Investment Fund	Chief Executive	- Since Inception
277 Park Avenue	Officer
45 th Floor
New York, NY 10172
Birth Year: 1968

Joseph Cambareri	Chief	Indefinite Length	Chief Financial Officer, StepStone Private Credit Fund LLC
c/o StepStone Private Credit Co-Investment Fund	Financial Officer	- Since Inception
277 Park Avenue
45 th Floor
New York, NY 10172
Birth Year: 1978

Dean Caruvana	Secretary and	Indefinite Length	General Counsel, StepStone Group Private Wealth LLC
c/o StepStone Private Credit Co-Investment Fund	Chief Compliance	- Since Inception	(Since 2023)
277 Park Avenue	Officer		Blue Owl Capital (2022-2023)
45 th Floor			Vice President, BlackRock (2018-2022)
New York, NY 10172
Birth Year: 1979
1 Each Trustee or Officer serves an indefinite term, until his or her successor is elected.
2 This includes any directorships at public companies and registered investment companies held by the Trustee over the past five years.

StepStone Private Credit Co-Investment Fund

Other Information (unaudited)
December 31, 2025

Proxy Voting
Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (713) 515-4692 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at sec.gov.
Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (713) 515-4692 or by accessing the Fund’s Form N-PX on the SEC’s website at sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov or without charge and upon request by calling the Fund at (713) 515-4692.

StepStone Private Credit Co-Investment Fund

Approval of Investment Advisory and Sub Advisory Agreements (unaudited)
December 31, 2025

At a meeting of the Board of Trustees (the “Board”) of StepStone Private Credit Co-Investment Fund (the “Fund”) held on March 25, 2025 (the “Meeting”), the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Fund (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted to approve for an initial two-year period each of the following: (i) an investment advisory agreement by and between StepStone Group Private Debt LLC (the “Adviser”) and the Fund (the “Advisory Agreement”); (ii) a separate sub-advisory agreement by and among StepStone Group Europe Alternative Investments Limited (the “Sub-Adviser” and collectively with the Adviser, the “Advisers”), the Adviser and the Fund (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”).
In connection with their consideration of whether to approve the Agreements, the Board received and reviewed information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative fee and expense information and other information regarding the respective nature, extent and quality of services to be provided by each Adviser under the Agreements. The materials provided to the Board generally included, among other items: (i) information on the Fund’s management fees and other expenses, including information comparing the management fees to be paid by the Fund to those of a peer group of funds; (ii) information about each Adviser’s estimated profitability with respect to the Agreements; (iii) a memorandum prepared by each Adviser in response to a request submitted by legal counsel to the Fund (each, a “Response Memorandum”), including a description of each Adviser’s business, a copy of each Adviser’s Form ADV, and certain other information about each Adviser to be considered in connection with the review by the members of the Board; and (iv) a memorandum from legal counsel to the Fund on the responsibilities of the Board in considering for approval investment advisory and investment sub-advisory arrangements under the 1940 Act. The Board, including the Fund’s Independent Trustees, also considered other matters such as: (i) the Fund’s investment objective and strategies; (ii) the Advisers’ investment personnel and operations, including the personnel and other resources devoted to the Fund; (iii) the Advisers’ financial results and financial condition; (iv) the resources to be devoted to the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures; (v) the Advisers’ policies with respect to allocation of investments and seeking best execution; and (vi) possible conflicts of interest. Throughout the process, the Board had the opportunity to ask questions of and request additional materials from the Advisers.
In determining whether to approve the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. The Board, including the Independent Trustees, did not identify any single factor as determinative. Individual members of the Board may have evaluated the information presented differently from one another, giving different weights to various factors in considering whether to approve the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Fund. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.
Advisory Agreement
Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement included the factors listed below.
The nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement.
The Board considered the responsibilities the Adviser would have under the Advisory Agreement, and the services that would be provided by the Adviser to the Fund, including, without limitation, the management, oversight, operational, and governance services that the Adviser and its employees would provide to the Fund, the services already provided by the Adviser related to organizing the Fund, the Adviser’s coordination of services for the Fund by its service providers, its compliance procedures and practices, and its efforts to promote the Fund. The Board also considered the background and experience of the Adviser’s senior management personnel. The Board noted that certain of the Fund’s officers are employees of the Adviser or its affiliates and serve the Fund without additional compensation from the Fund. The Board further considered information regarding the Adviser’s program designed to ensure compliance with federal securities and other applicable laws and the Adviser’s risk management processes. After reviewing the foregoing information and further information in the Adviser’s Response Memorandum (which included, among other information, descriptions of the Adviser’s

StepStone Private Credit Co-Investment Fund

Approval of Investment Advisory and Sub Advisory Agreements (unaudited)
December 31, 2025

business and the Adviser’s Form ADV) and discussing the Adviser’s proposed services to the Fund, the Board concluded that the quality, extent, and nature of the services proposed to be provided by the Adviser would be satisfactory and appropriate for the Fund.
Investment management capabilities and experiences of the Adviser.
The Board considered the quality of the services to be provided and the quality of the Adviser’s resources that are available to the Fund. The Board evaluated the Adviser’s advisory, operational, governance, distribution, legal, compliance, and risk management services, among other services, and information the Board received regarding the experience and professional qualifications of the Adviser’s key personnel and the size and functions of its staff. The Board noted that the Adviser is a wholly owned subsidiary of StepStone Private Debt AG, an affiliate of StepStone Group LP, and leverages the infrastructure of StepStone Group LP to support its operations, which includes working closely with key personnel of the StepStone Group LP. After consideration of these factors, the Board determined that the Adviser would be an appropriate investment advisor for the Fund.
Performance.
The Board considered that the Fund had no operational history and that its performance was not a factor at this time in deciding whether to approve the Advisory Agreement.
Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund.
The Board examined and evaluated the fee arrangement between the Adviser and the Fund under the proposed Advisory Agreement, including as compared with the fees and expenses of the Fund’s peers (the “Peer Group”). The Board considered information about the Adviser’s estimated profitability with respect to the Fund, as well as the expected costs of services provided by the Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Adviser and its affiliates. The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name and enhancement of its reputation in the industry. Upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by the Fund are appropriate and representative of arm’s-length negotiations.
Economies of Scale.
The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s management fee schedule, which does not include breakpoints. The Board considered that the Fund’s growth prospects were uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Advisory Agreement at the present time.
Comparison of fees to be paid to those under other investment advisory contracts.
In evaluating the management fees and other expenses the Board considered the Fund’s management fees in absolute terms and as compared with the fees and expenses of the Peer Group. Based upon the comparative fee information provided, the Board noted that the Fund’s management fees were generally in line with the Peer Group. The Board considered the level of the Fund’s management fees in light of the level of service expected to be received from the Adviser and the strategies to be employed in managing the Fund.
Benefits derived or to be derived by the Adviser from its relationship with the Fund.
The Board considered “fall-out” or ancillary benefits that would accrue to the Adviser as a result of its relationship with the Fund (other than the advisory fee), including non-quantifiable reputational benefits. The Board noted in this regard that the Adviser continues to evaluate and pursue opportunities to provide advisory services to additional funds or other vehicles with overlapping investment strategies, and that the track record of the Fund may enhance the Adviser’s ability to market its services and win such mandates.
Sub-Advisory Agreement
Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreement included the factors listed below.

StepStone Private Credit Co-Investment Fund

Approval of Investment Advisory and Sub Advisory Agreements (unaudited)
December 31, 2025

The nature, extent, and quality of the services to be provided to the Fund under the Sub-Advisory Agreement.
The Board considered the responsibilities the Sub-Adviser would have under the Sub-Advisory Agreement and the services that would be provided by the Sub-Adviser including, without limitation, the investment advisory services and the Sub-Adviser’s compliance procedures and practices. The Board also considered the background, and experience of the Sub-Adviser’s senior management personnel and the qualifications, background, and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. After reviewing the foregoing information and further information in the materials, including the Sub-Adviser’s Response Memorandum (which included, among other information, descriptions of the Sub-Adviser’s business and the Sub-Adviser’s Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by the Sub-Adviser would be satisfactory and appropriate for the Fund.
The investment management capabilities and experience of the Sub-Adviser.
The Board evaluated the investment management experience of the Sub-Adviser, noting that the Sub-Adviser currently manages accounts that use an investment strategy similar to that proposed for the Fund. The Board also considered that the Fund will benefit from the scale and resources of the Sub-Adviser and its affiliates. The Board discussed with the Sub-Adviser the investment objective and strategies of the Fund and the Sub-Adviser’s plans for implementing the Fund’s strategies. After considering these factors, the Board determined that the Sub-Adviser would be an appropriate Sub-Adviser to the Fund.
Performance.
The Board considered that the Fund had no operational history and that its performance was not a factor at this time in deciding whether to approve the Sub-Advisory Agreement.
The costs of the services to be provided and profits to be realized by the Sub-Adviser from its relationship with the Fund.
The Board reviewed the proposed fee to be paid under the Sub-Advisory Agreement, which would not be paid by the Fund. The Board considered information about the Sub-Adviser’s estimated profitability with respect to the Fund, as well as the costs of services provided by the Sub-Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Sub-Adviser and its affiliates. Upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Sub-Adviser by the Adviser under the Sub-Advisory Agreement are appropriate and representative of arm’s-length negotiations.
Economies of Scale.
The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s management fee schedule, noting that the Adviser is responsible for the payment of sub-advisory fees to the Sub-Adviser. The Board considered that the Fund’s growth prospects were uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Sub-Advisory Agreement at the present time.
Other benefits to be derived by the Sub-Adviser from its relationship with the Fund.
The Board considered “fall-out” or ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the Fund (other than the sub-advisory fee), including non-quantifiable reputational benefits. The Board noted in this regard that the Sub-Adviser continues to evaluate and pursue opportunities to provide advisory services to additional funds or other vehicles with overlapping investment strategies, and that the track record of the Fund may enhance the Sub-Adviser’s ability to market its services and win such m andates.

StepStone Private Credit Co-Investment Fund

Privacy Notice (unaudited)
December 31, 2025

STEPSTONE GROUP PRIVATE DEBT LLC PRIVACY POLICY

Data privacy is a primary concern for each of StepStone Group LP (“SSG”), StepStone Group Private Wealth LLC (“SPW”), StepStone Group Real Assets LP (“SIRA”), StepStone Group Real Estate LP (“SRE”), StepStone Group Private Debt LLC (“SPD”), and StepStone Group Private Debt AG (“SPD AG”) together with their affiliates and related entities (collectively, “StepStone”). This data privacy notice (the “Notice”) details StepStone’s practices for collecting, using, and disclosing the personal information of clients and others, to both affiliates of SSG, SPW, SIRA, SRE, SPD, and SPD AG as applicable, and nonaffiliated third parties. Recipients of this Notice include, among others, current clients and investors, prospective clients, visitors to our websites, former clients, employees of managers with whom StepStone has conducted business, customers, as defined by Regulation S-P, and employees of StepStone or any of StepStone’s affiliates (each a “Notice Recipient”). For purposes of this Notice, an affiliate is an entity that (i) controls SSG, SPW, SIRA, SRE, SPD, or SPD AG, (ii) is controlled by SSG, SPW, SIRA, SRE, SPD, or SPD AG, or (iii) is under common control with SSG, SPW, SIRA, SRE, SPD, or SPD AG. Nonaffiliated third parties are parties who are not affiliates of any of SSG, SPW, SIRA, SRE, SPD, or SPD AG.

Confidentiality of Personal Information

StepStone maintains reasonable physical, electronic and procedural safeguards to guard a Notice Recipient’s personal information. StepStone endeavors to procure that third parties that handle information agree to abide by confidentiality obligations, and use personal information only in accordance with the purpose for which it is shared. In addition, StepStone employees are trained to handle a Notice Recipient’s information properly in order to maintain its security, and only employees who reasonably need to know personal information about a Notice Recipient to provide services to such Notice Recipient are designed to have access to such information.

Categories of Personal information that StepStone Collects

StepStone collects personal information about Notice Recipients from the following sources: (i) information it receives from Notice Recipients on applications or other forms, including contact forms and application forms; (ii) information about Notice Recipients’ transactions with StepStone, its affiliates, or others; and (iii) information collected automatically from website visitors.

StepStone is a data controller within the meaning the General Data Protection Regulation (“GDPR”), the Swiss Federal Act on Data Protection (“FADP”) and other applicable data protection legislation in force in the European Economic Area (“EEA”), and a business within the meaning of the California Consumer Privacy Act of 2018 (“CCPA”) and undertakes to hold any personal information provided in accordance with EEA data protection legislation, the CCPA, the Australian Privacy Act 1988, or any other applicable privacy law.

Use of Your Personal Information

Personal information will be used by StepStone for the following purposes:

•
to respond to and communicate with you;
•
to provide the services you request and manage our relationship with you;
•
to manage and administer holdings in StepStone managed or advised funds, separately managed accounts, advisory engagements and any related business relationships (and, in each case, the investments made pursuant thereto) on an ongoing basis in accordance with the terms agreed between a Notice Recipient and SSG, SPW, SIRA, SRE, SPD, or SPD AG, as applicable;

StepStone Private Credit Co-Investment Fund

Privacy Notice (unaudited)
December 31, 2025

•
to provide user and technical support;
•
to carry out statistical analysis and market research; and
•
to comply with legal and regulatory obligations applicable to the Notice Recipient, StepStone or its managed or advised funds, separately managed accounts, advisory engagements or any related business relationship with the Notice Recipient from time to time, including applicable anti-money laundering and counter terrorist financing legislation, investor qualification legislation and tax legislation.

To understand our practices regarding information that is collected automatically from visitors to our website, please review our Cookie Consent Policy.

We only use personal information in connection with StepStone’s legitimate business interests and accordingly Notice Recipients’ specific consent is not required.

Job Applicants

If you apply for a job with us, we will collect additional information in connection with your application. This may include:

•
Name and contact information;
•
Username and password;
•
Work authorization status;
•
Resume, CV, cover letter, work experience, and education information;
•
Skills;
•
Professional and work-related licenses, permits, and certifications held;
•
Reference-related information; and
•
Any other information that is publicly available or that you elect to provide to us.

Such information may be collected from you directly, from your references, from your prior employers, or from your places of education. We will only use this information to evaluate your candidacy, including by processing your application, assessing your qualifications, corresponding with you, and complying with legal obligations.

Disclosure of Personal information to Affiliates

StepStone generally may share all of a Notice Recipient’s personal information with StepStone’s affiliates, provided that such affiliates will be obligated to keep such personal information confidential to the same extent as StepStone. StepStone shares information with its affiliates in order to serve its Notice Recipients better, including for business continuity purposes. If a Notice Recipient prefers that StepStone not disclose personal information about such Notice Recipient to its affiliates, such Notice Recipient may opt out of those general disclosures; that is, such Notice Recipient may direct StepStone not to make such disclosures (other than disclosures permitted or required by applicable law or otherwise permitted by StepStone’s privacy policy). However, notwithstanding any such opt-out, StepStone will be permitted to disclose personal information to its affiliates to the extent necessary or appropriate for such affiliates to perform services for the benefit of the Notice Recipient.

Disclosure of Personal information to Non-Affiliates

StepStone Private Credit Co-Investment Fund

Privacy Notice (unaudited)
December 31, 2025

StepStone does not sell, share, or market a Notice Recipient’s personal information to nonaffiliated third parties. StepStone’s intent is to respect the Notice Recipients’ expectations that their personal information will be kept confidential. However, in order to serve the Notice Recipients better, StepStone will disclose personal information to nonaffiliated third parties (including service providers to StepStone) to the extent necessary or appropriate for such third parties to perform services for the benefit of the Notice Recipient. In addition, StepStone only shares personal information with unaffiliated third parties if StepStone believes that such personal information will be kept confidential by such third parties after such disclosure, and that the third parties will use the personal information only for the purposes identified by contract between StepStone and the nonaffiliated third party.

StepStone may also disclose information:

•
In connection with any merger, sale of stock or assets, financing, acquisition, divestiture, or dissolution of all or a portion of our business; and
•
If we believe that disclosure is reasonably necessary to: (a) comply with any applicable law, regulation, legal process or governmental request; (b) enforce or comply with our Terms of Use or other applicable agreements or policies, (c) protect our rights or property, or the security or integrity of our services, or (d) protect us, users of our services or the public from harm or potentially prohibited or illegal activities.

Except as required by applicable law and described in this privacy notice, StepStone will not share any other personal information about a Notice Recipient with its affiliates or nonaffiliated third parties.

Personal information of Former Investors and Prospective Clients

This Notice and StepStone’s policy regarding treatment of personal information of Notice Recipients also apply to former clients, business prospects, potential clients and current and former employees.

Disclosure of Personal information outside the EEA (excluding Switzerland)

Personal information may be transferred to countries which may not have the same or equivalent data protection laws as that required under EEA data protection legislation. Any such transfer will be made in compliance with applicable data protection legislation, and appropriate measures are in place to facilitate this, such as entering into Model Contractual Clauses (as published by the European Commission). For more information on the means of transfer of data or a copy of the relevant safeguards, please contact us at privacy@stepstonegroup.com.

Pursuant to EEA data protection legislation, investors have the right to object to processing of personal information and a number of other rights which may be exercised in certain circumstances, i.e.:

•
the right of access to personal information held;
•
the right to amend and rectify any inaccuracies in personal information held;
•
the right to erase personal information held;
•
the right to data portability of personal information held; and
•
the right to request restriction of the processing of personal information.

These rights will be exercisable, subject to limitations as provided for in EEA data protection legislation. Any Notice Recipient may make a request to StepStone to exercise these rights by contacting us at privacy@stepstonegroup.com.

Rights for California Residents

StepStone Private Credit Co-Investment Fund

Privacy Notice (unaudited)
December 31, 2025

The California Consumer Privacy Act of 2018, California Civil Code Sections 1798.100 et seq. (CCPA) additionally affords data protection rights to persons who are California residents. California residents, please see our California Consumer Privacy Act Disclosures here.

Rights for Swiss and Australian Residents

Personal information may be transmitted to StepStone’s affiliates and non-affiliates outside of Switzerland or Australia (as described in the sections on disclosure above). The countries in which personal information may be transmitted are the following: Australia; Brazil; Canada; Chile; China; Germany; Ireland; Italy; Japan; Kingdom of Saudi Arabia; Korea; Luxembourg; Malaysia; Mexico; Netherlands; Singapore; Spain; Switzerland; the United States; United Arab Emirates; and the United Kingdom. Any such transfers will be made in compliance with applicable data protection legislation, and appropriate measures are in place to facilitate this, such as entering into a data transfer agreement or Model Contractual Clauses (as published by the European Commission and for Switzerland with the Swiss Addendum).

Pursuant to Australian privacy legislation, a Notice Recipient has the right of access to personal information held and the right to amend and rectify any inaccuracies in personal information held.

These rights will be exercisable, subject to limitations as provided for in Australian privacy legislation. Any Notice Recipient may make a request to StepStone to exercise these rights by contacting us at privacy@stepstonegroup.com.

Retention of Personal Information

Please note that personal information may be retained by StepStone for the duration of a Notice Recipient’s investment or engagement with StepStone, and afterwards in accordance with StepStone’s legal and regulatory obligations and policies.

Links to Other Sites

Our websites may contain links to other sites. Please be aware that we are not responsible for the content or privacy practices of such other sites. We encourage our users to be aware when they leave our site and to read the privacy statements of any other linked sites that collect personal information.

Contact Us

For queries, requests, complaints or comments in respect of this Notice, or the way in which StepStone uses personal information, or if you need to access the policy in an alternative format due to a disability, please contact us at privacy@stepstonegroup.com, fill out our Contact Us form available on our website, or call +1-888-995-0350. StepStone will verify your identity using at least two data points and try to respond to you as soon as possible. You may also authorize an agent to submit a request on your behalf, so long as you provide the authorized agent written permission to request on your behalf, and your authorized agent is able to verify their identity with us.

Note that Notice Recipients have the right to lodge a complaint with the appropriate regulator.

Changes to Privacy Policy

StepStone may modify its privacy policy at any time. If we make any changes to this Privacy Policy, we will provide notice of such changes, as appropriate (e.g., on our website or by an email notification to the address you have provided).

Investment Adviser and Administrator
StepStone Group Private Debt LLC
277 Park Avenue 45
th
Floor
New York, New York 10172
Investment Sub-Adviser
StepStone Group Europe
Alternative Investments Limited
Newmount House,22-24
Lower Mount Street
Dublin 2, Ireland
Sub-Administrator and Sub-Accountant
SEI Investments Global Funds Services
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
Custodian
UMB Bank, N.A.
928 Grand Boulevard, 5
th
Floor
Kansas City, Missouri 64106
Transfer Agent
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212
Phone: (414)299-2200
Independent Registered Public Accounting Firm
Ernst & Young LLP
One Manhattan West
New York, New York 10001

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a) StepStone Private Credit Co-Investment Fund (the “Fund” or the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d) The Registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions,regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e) Not applicable.

(f) The Registrant’s code of ethics is attached as Exhibit (a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Mr. Edward Gilpon who is independent as defined in Form NCSR Item 3 (a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the period ended December 31, 2025 (the Registrant’s first period of operations) for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each year or period are $160,000.

Audit-Related Fees

(b) The aggregate fees billed for the period ended December 31, 2025 (the Registrant’s first period of operations) for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0. Audit-related fees principally include fees associated with reviewing and providing comments on semi-annual reports and issuing consents.

Tax Fees

(c) The aggregate fees billed for the period ended December 31, 2025 (the Registrant’s first period of operations) for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $33,000. Tax-related fees principally include fees associated with the preparation of taxable income calculations and federal income tax forms.

All Other Fees

(d) The aggregate fees billed for the period ended December 31, 2025 (the Registrant’s first period of operations) for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0.

(e)(1) During its regularly scheduled periodic meetings, the Registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant.

The audit committee may, from time to time, delegate to one or more of its members who are “independent trustees” (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) pre-approval authority for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees that are pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: (i) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Registrant to its principal accountant during the fiscal year in which services are provided; (ii) such services were not recognized by the Registrant at the time of engagement as non-audit services; and (iii) such services are promptly brought to the attention of the audit committee of the Registrant, approved prior to the completion of the audit, and approved based upon a determination that the service is eligible for waiver.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) 0%.

(d) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the period ended December 31, 2025 (the Registrant’s first period of operations) were $2,932,016.

(h) The Registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were rendered.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders filed under Item 1(a) of this Form.

(b) Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund’s investment adviser, StepStone Group Private Debt LLC (the “Adviser”), has proxy voting authority on behalf of the Fund.

The policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities is set forth below:

PROXY VOTING POLICY

Pursuant to Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940 (the “Advisers Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless

(A) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (B) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (C) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Voting Proxies

The Adviser is responsible for voting proxies on behalf of the Fund. The Adviser must vote proxies in a way that is consistent with the Adviser’s fiduciary duty to the Fund, and any investment policy of the Fund and maintain records of proxies voted, together with a brief explanation why votes were cast in a particular way.

The Adviser, as a matter of policy and as a fiduciary to the Fund, has responsibility for voting proxies for portfolio securities consistent with the best economic interest of the Fund. The Adviser’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as make information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

The Adviser has adopted the following procedures to implement the Adviser’s policy in regard to the Fund.

Voting Procedures

All investment professionals will forward any proxy materials received on behalf of the Fund to the Adviser’s Chief Compliance Officer, as applicable.

The Adviser’s Chief Compliance Officer, as applicable, will verify the Fund holds the security to which the proxy relates.

Absent material conflicts, the investment professionals responsible for the investment to which the proxy materials relate, in consultation with Adviser’s Chief Compliance Officer will determine how the Adviser should vote the proxy in accordance with applicable voting guidelines, complete the proxy, and vote the proxy in a timely and appropriate manner.

Voting Guidelines

The Adviser will vote proxies in the best interests of the Fund. The Adviser’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client or as documented in the file by the Adviser’s Chief Compliance Officer, as applicable. Clients of the Adviser, outside of the Fund, are permitted to place reasonable restrictions on the Adviser’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

The Adviser will generally vote in favor of routine corporate housekeeping proposals such as to change capitalization (e.g., increase the authorized number of common or preferred shares of stock (to the extent there are not disproportionate voting rights per preferred share)), the election of directors, setting the time and place of the annual meeting, change of fiscal year, change of name, and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.

In the case of non-routine matters, voting decisions will generally be made in support of management, unless it is believed that such recommendation is not in the best interests of the Fund. On a case-by-case basis, the Adviser will decide non-routine matters, taking into account the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices. These matters include,but are not limited to, change of domicile, change in preemptive rights or cumulative voting rights,compensation plans, investment restrictions for social policy goals, precatory proposals, classification of the board of directors, poison pill proposals or amendments, recapitalizations, and super-majority voting.

The Adviser will abstain from voting if it is determined to be in the best interests of the Fund. In making such a determination, various factors will be considered, including, but not limited to, the costs associated with exercising the proxy (e.g., travel or translation costs) and any legal restrictions on trading resulting from the exercise of the proxy. In consultation with the Adviser’s Chief Compliance Officer, as applicable, the Adviser may also consider any special regulatory implications applicable to the client or the Adviser resulting from the exercise of the proxy.

Conflicts of Interest

The Adviser will identify any conflicts that exist between the interests of the Adviser and the client by reviewing the relationship of the Adviser with the issuer of each security to determine if the Adviser or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, the Adviser’s Chief Compliance Officer, as applicable, will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

The Adviser will maintain a record of the resolution of any conflict of interest.

Recordkeeping

The Adviser’s Chief Compliance Officer, as applicable, shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

● These policies and procedures and any amendments.

● Each proxy statement that the Adviser receives.

● A record of each vote that the Adviser casts.

● Any document the Adviser created that was material to making a decision how to vote proxies,or that memorializes that decision including periodic reports to the Adviser’s Chief Compliance Officer or proxy committee, if applicable.

● A copy of each written request from the Board for information on how the Adviser voted the Fund’s proxies, and a copy of any written response.

Private Markets Investments

Investments in private assets are often subject to contractual agreements among the investors in the fund or company. If the Adviser has the authority to vote with respect to the interests, it will exercise its rights in accord with its contractual obligations and, if its vote is not constrained by contract, the Adviser will determine how to vote based on the principles described above. Records relating to the vote will be kept for the five-year retention period.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Fund Management

The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the Registrant’s portfolio (each a “Portfolio Manager”) as of the date of this filing:

Ariel Goldblatt

Ariel Goldblatt is a partner and member of the private debt team at StepStone Group. Prior to joining StepStone Group in April 2019, Ms. Goldblatt was a director of business development at CNBC, Inc., where she led business development and M&A activity. Prior to that, Ms. Goldblatt was a senior analyst at Eachwin Capital, L.P. an institutionally oriented investment management firm, from February 2013 to February 2017. Before that she worked in private equity, private credit and investment banking at Apax Partners LLP, Crescent Capital Group L.P. and Merrill Lynch & Co. Ms. Goldblatt received her MBA from The Wharton School, University of Pennsylvania and her BS in finance from the Schreyer Honors College, Pennsylvania State University.

Gary Gipkhin

Gary Gipkhin is a director and member of the private debt investment team at StepStone Group. Prior to joining StepStone Group, Mr. Gipkhin worked in investment banking at SunTrust Robinson Humphrey, where he originated and executed a variety of M&A, debt and equity transactions for clients in the industrials space. Mr. Gipkhin received his BS in finance and accounting from the Kelley School of Business at Indiana University.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Number of Other Accounts Managed and Total Assets by Account Type
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Gary Gipkhin	0	$0	0	$0	1	$1.2B
Ariel Goldblatt	0	$0	0	$0	2	$1.2B

Number of Other Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Gary Gipkhin	1	$1.0B	0	$0	0	$0
Ariel Goldblatt	1	$1.0B	0	$0	1	$1.9B

Conflicts of Interest

A potential conflict of interest may arise as a result of a Portfolio Manager’s provision of advisory services to other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high-net-worth individuals) (“Other Accounts”). The Adviser may receive fees from Other Accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the Portfolio Managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.

The Adviser has implemented procedures that are designed to ensure that investment opportunities are allocated in a manner that: (i) treats all of its clients fairly and equitably over time; (ii) prevents conflicts regarding allocation of investment opportunities among its clients; and (iii) complies with applicable regulatory requirements. For example, the Adviser uses an allocation methodology designed to allocate all investments ratably based on a defined allocation procedure. Notwithstanding the foregoing, an aggregated investment may be allocated on a different basis under certain circumstances depending on factors which include, but are not limited to, available cash, liquidity requirements, risk parameters and legal and/or regulatory requirements.

The Adviser and its investment personnel, including a Portfolio Manager, may hold investments in Other Accounts. This may create an incentive for the Adviser and its investment personnel to take investment actions based on those investment interests which might diverge, in some cases, from the interests of other clients or favor or disfavor certain funds over other funds. Any potential conflict that arises from these circumstances is mitigated by several factors, including: (i) the fact that the Adviser’s investment process is designed to achieve long-term capital appreciation as opposed to short-term profits and (ii) the fact that the allocation process is controlled by finance and compliance personnel for the Adviser.

(a)(3) Compensation Structure of Portfolio Managers

The Adviser’s philosophy on compensation is to provide senior professionals incentives that are tied to both short-term and long-term performance of the Adviser. All investment professionals are salaried. Further, all investment professionals are eligible for a short-term incentive bonus each year that is discretionary and based upon the professional’s performance, as well as the performance of the business.

As of December 31, 2025, compensation for the Portfolio Managers includes, a salary, a discretionary bonus and certain retirement benefits from the Adviser. Additionally, each Portfolio Manager has an equity interest in the Adviser and indirectly benefits from the success of the Fund based on his or her ownership interest.

(a)(4) Disclosure of Securities Ownership

The Fund is required to show the dollar amount range of each of Ariel Goldblatt’s and Gary Gipkhin’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges to be disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of December 31, 2025, Ms. Ariel Goldblatt and Mr. Gary Gipkhin did not beneficially own shares of the Fund.

(b) Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of trustees during the period covered by this report.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a) Not applicable.

(b) Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendment thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	StepStone Private Credit Co-Investment Fund

By (Signature and Title)*
/s/ Ariel Goldblatt

Ariel Goldblatt, President
(Chief Executive Officer)

Date	March 3, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/s/ Ariel Goldblatt

Ariel Goldblatt, President
(Chief Executive Officer)

Date	March 3, 2026

By (Signature and Title)*
/s/ Joseph Cambareri

Joseph Cambareri, Treasurer
(Chief Financial Officer)

Date	March 3, 2026

* Print the name and title of each signing officer under his or her signature.